                                                                     EXHIBIT 4.2





                         CMC SECURITIES CORPORATION IV,

                                                             Issuer

                                      and

                        U.S. BANK NATIONAL ASSOCIATION,

                                                             Trustee


                            Series 1997-2 Supplement

                          Dated as of October 29, 1997


                                       to

                                   INDENTURE

                          Dated as of October 1, 1997



                                  $937,999,459
                      COLLATERALIZED MORTGAGE OBLIGATIONS

                                 Series 1997-2

                               TABLE OF CONTENTS

                                                                              PAGE
PRELIMINARY STATEMENT. . . . . . . . . . . . . . . . . . . . . . . . . . . . .  1

GRANTING CLAUSES . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  1
Section 1.      Certain Defined Terms. . . . . . . . . . . . . . . . . . . . .  2
Section 2.      Designation. . . . . . . . . . . . . . . . . . . . . . . . . . 24
Section 3.      Dating of Series 1997-2 Bonds; Accrual Date Bonds. . . . . . . 24
Section 4.      Transfer of ERISA Restricted and ERISA Prohibited Bonds. . . . 25
Section 5.      Aggregate Principal Amount; Classes. . . . . . . . . . . . . . 25
Section 6.      Denominations of Series 1997-2 Bonds . . . . . . . . . . . . . 29
Section 7.      Authentication of Series 1997-2 Bonds. . . . . . . . . . . . . 29
Section 8.      Payment Dates. . . . . . . . . . . . . . . . . . . . . . . . . 29
Section 9.      Places for Payment of Principal of Series 1997-2 Bonds;
                Payments on Book-Entry Bonds . . . . . . . . . . . . . . . . . 29
Section 10.     Payment on the Bonds Before Acceleration . . . . . . . . . . . 30
Section 11.     Payment on the Bonds On and After Acceleration . . . . . . . . 41
Section 12.     Allocation of Realized Losses. . . . . . . . . . . . . . . . . 41
Section 13.     Transfer of Certificates to Trustee; Deposits to Collection
                Account; Pledged Accounts. . . . . . . . . . . . . . . . . . . 44
Section 14.     Requirements for Issuance of Series 1997-2 Bonds . . . . . . . 44
Section 15.     Calculations with Respect to Underlying Mortgage Loans . . . . 44
Section 16.     Redemption . . . . . . . . . . . . . . . . . . . . . . . . . . 44
Section 17.     Actions by Trustee as Holder of Conventional Certificates. . . 45
Section 18.     REMIC Administration . . . . . . . . . . . . . . . . . . . . . 46
Section 19.     Form of Series 1997-2 Bonds; Matters Relating to Book Entry
                Bonds. . . . . . . . . . . . . . . . . . . . . . . . . . . . . 51
Section 20.     The Bond Administrator and the Trustee . . . . . . . . . . . . 52
Section 21.     Supplements, Modifications and Ratifications of Indenture. . . 52
Section 22.     Counterparts . . . . . . . . . . . . . . . . . . . . . . . . . 55
Section 23.     Governing Law. . . . . . . . . . . . . . . . . . . . . . . . . 55
Section 24.     Notices. . . . . . . . . . . . . . . . . . . . . . . . . . . . 55



Schedule A       -        Schedule of Certificates
Appendix A       -        Planned Principal Balances
Appendix B       -        Targeted Principal Balances

EXHIBITS

Exhibit A-1      -        Form of Bond (Class IA-2, IA-3, IA-4, IA-5, IA-6, IA-7, IA-8, IA-9, IA-11, IA-12, IA-13, IA-14,
                          IA-15, IIA-1, IIA-2, IIA-3, IIA-4, IIA-5 and IIA-6)
Exhibit A-2      -        Form of Bond (Class IA-10 and IIA-5)
Exhibit A-3      -        Form of Bond (Class IA-1)
Exhibit A-4      -        Form of Bond (Class IX and IIX)
Exhibit A-5      -        Form of Bond (Class B-1, B-2 and B-3)
Exhibit A-6      -        Form of Bond (Class B-4, B-5 and B-6)
Exhibit A-7      -        Form of Bond (Class RL)
Exhibit A-8      -        Form of Bond (Class RU)
Exhibit B        -        Transferee Affidavit and Agreement (Residual Bonds)
Exhibit C-1      -        Investor Representation Letter (Private Securities)
Exhibit C-2      -        Transferor Representation Letter (Private Securities)
Exhibit C-3      -        Rule 144A Investment Representation (Private Securities)
Exhibit D        -        Letter of Representations
Exhibit E        -        Transferor Certificate (Residual Bonds)

         Series 1997-2 Supplement dated as of October 29, 1997, between CMC SECURITIES CORPORATION IV, a Delaware corporation (together with its successors and assigns as provided in the Indenture referred to below, the "Issuer") and U.S. BANK NATIONAL ASSOCIATION, a national banking association (together with its successors in trust thereunder as provided in the Indenture, the "Trustee"), as trustee under an Indenture dated as of October 1, 1997 (such Indenture, as thereafter amended and supplemented, is referred to herein as the "Indenture").


                             PRELIMINARY STATEMENT

         Section 2.3 of the Indenture provides, among other things, that the Issuer, when authorized by its Board of Directors, and the Trustee may enter into an indenture supplemental to the Indenture for the purpose of authorizing a Series of Bonds and to specify certain terms of such Series of Bonds. The Board of Directors of the Issuer has duly authorized the creation of a Series of Bonds in an aggregate principal amount of $937,999,459 to be known as its Collateralized Mortgage Obligations, Series 1997-2 (the "Series 1997-2 Bonds"), and the Issuer and the Trustee are executing and delivering this Series 1997-2 Supplement in order to provide for the Series 1997-2 Bonds. All terms used in this Series 1997-2 Supplement that are defined in the Indenture, either directly or by reference therein, have the meanings assigned to them therein as supplemented by Section 1 hereof, if applicable, except to the extent the context clearly requires otherwise. Any such defined term that is defined in the Indenture as relating to a particular Series rather than to all Bonds generally shall, when used in this Series 1997-2 Supplement, relate to the Series 1997-2 Bonds, whether or not expressly so stated herein.


                                GRANTING CLAUSES

         The Issuer hereby Grants to the Trustee, for the exclusive benefit of the Holders of the Series 1997-2 Bonds, all of the Issuer's right, title and interest in and to (a) the mortgage pass-through certificates listed in Schedule A to this Series 1997-2 Supplement, which the Issuer has caused to be delivered to the Trustee herewith and which Conventional Certificates evidence interests in pools of mortgage loans on single family residential properties, and all Distributions with respect thereto payable at any time on or after the first Distribution Date, (b) each Pledged Account for the Series 1997-2 Bonds, including all income from the investment of funds in each such Pledged Account, and (c) all proceeds of the conversion, voluntary or involuntary, of any of the foregoing into cash or other liquid property. Such Grants are made, however, in trust, to secure the Series 1997-2 Bonds, equally and ratably, without prejudice or distinction between any Series 1997-2 Bond and any other Series 1997-2 Bond by reason of difference in time of issuance or otherwise, and to secure (i) the payment of all amounts due on the Series 1997-2 Bonds as such amounts become due in accordance with their terms, (ii) the payment of all other sums payable under the Indenture or this Series 1997-2 Supplement with respect to the Series 1997-2 Bonds, and (iii) compliance with the provisions of the Indenture and this Series 1997-2 Supplement with respect to the Series 1997-2 Bonds, all as provided in the Indenture and this Series 1997- 2 Supplement.

       The Trustee acknowledges such Grants, accepts the trusts hereunder in accordance with the provisions hereof and of the Indenture, and agrees to perform the duties herein or therein required in accordance with Article VI of the Indenture.

Section 1.       Certain Defined Terms.

         Sections 1.1 and 2.3 of the Indenture provide that the meaning of certain defined terms used in the Indenture shall, when applied to the Bonds of a particular Series, be as defined in said Section 1.1 but with such additional provisions as are specified in the related Series Supplement. With respect to the Series 1997-2 Bonds, the following provisions shall govern the defined terms set forth below:

         "Accrual Date": With respect to all Classes of Bonds which pay or accrue interest, other than the LIBOR Bonds, October 1, 1997, and with respect to the LIBOR Bonds October 25, 1997.

         "Accrued Interest": With respect to any Payment Date, for any Class of Bonds or any Component (other than Component IA-1-1 and Component IA-1-4 (and related Sub-Components)), the amount of interest accrued on the respective Class Principal Balance, Component Principal Balance, Class Notional Amount or in the case of Component IA-1-3, the Component IA-1-3 Notional Amount, as applicable, at 1/12th of the related Bond Interest Rate for such Class or Component during the related Interest Accrual Period, before giving effect to allocations of Realized Losses for such Interest Accrual Period or payments to be made on such Payment Date, reduced by Uncompensated Interest Shortfall and the interest portion of Realized Losses allocated to such Class or Component pursuant to the definition of "Uncompensated Interest Shortfall" and Section 12 respectively; provided, however, that (a) in the case of Component IA-1-2, on each Payment Date on or before the Component IA-1-2 Accretion Termination Date, such amount shall be reduced by the Component IA-1-2 Accrual Amount, and (b) in the case of the Class IA-4 Bonds, on each Payment Date on or before the Class IA-4 Accretion Termination Date, such amount shall be reduced by the Class IA-4 Accrual Amount. The Accrued Interest for the Components IA-1-1 and IA-1-4 of the Class IA-1 Bonds on any Payment Date shall equal zero.

         "Available Funds":  As defined in the Pooling and Servicing Agreement.

         "Bankruptcy Coverage":  As defined in the Pooling and Servicing
Agreement.

         "Bankruptcy Loss":  As defined in the Pooling and Servicing Agreement.

         "Bond Administrator":  As defined in the Pooling and Servicing
Agreement.

         "Bond Group":  Either of the Group I Bonds or the Group II Bonds.

         "Bond Interest Rate": With respect to any Bond or Component, the annual interest rate thereon specified in Section 5.

         "Bond Redemption Date": The "Optional Termination Date" as defined in the Pooling and Servicing Agreement.

         "Book Entry Bonds":  As defined in Section 3(b) hereof.

         "Business Day":  As defined in the Pooling and Servicing Agreement.

         "Certificate Trustee":  As defined in the Pooling and Servicing
Agreement.

         "Class": Each class subdivision of the Bonds created hereunder pursuant to Section 5.

         "Class IA-4 Accretion Termination Date": The earlier to occur of (i) the Payment Date on which the Component IA-1-2 Principal Balance has been reduced to zero and (ii) the Group I Credit Support Depletion Date.

         "Class IA-4 Accrual Amount": With respect to a Payment Date, an amount equal to the Accrued Interest (calculated without giving effect to the proviso of the definition of such term) with respect to the Class IA-4 Bonds for such Payment Date.

         "Class IA-1 Bond": Any one of the Class IA-1 Bonds executed by the Issuer and authenticated and delivered by the Trustee substantially in the form annexed as Exhibit A-3.

         "Class IA-2 Bond": Any one of the Class IA-2 Bonds executed by the Issuer and authenticated and delivered by the Trustee substantially in the form annexed as Exhibit A-1.

         "Class IA-3 Bond": Any one of the Class IA-3 Bonds executed by the Issuer and authenticated and delivered by the Trustee substantially in the form annexed as Exhibit A-1.

         "Class IA-4 Bond": Any one of the Class IA-4 Bonds executed by the Issuer and authenticated and delivered by the Trustee substantially in the form annexed as Exhibit A-1.

         "Class IA-5 Bond": Any one of the Class IA-5 Bonds executed by the Issuer and authenticated and delivered by the Trustee substantially in the form annexed as Exhibit A-1.

         "Class IA-6 Bond": Any one of the Class IA-6 Bonds executed by the Issuer and authenticated and delivered by the Trustee substantially in the form annexed as Exhibit A-1.

         "Class IA-7 Bond": Any one of the Class IA-7 Bonds executed by the Issuer and authenticated and delivered by the Trustee substantially in the form annexed as Exhibit A-1.

         "Class IA-8 Bond": Any one of the Class IA-8 Bonds executed by the Issuer and authenticated and delivered by the Trustee substantially in the form annexed as Exhibit A-1.

         "Class IA-9 Bond": Any one of the Class IA-9 Bonds executed by the Issuer and authenticated and delivered by the Trustee substantially in the form annexed as Exhibit A-1.

         "Class IA-10 Bond": Any one of the Class IA-10 Bonds executed by the Issuer and authenticated and delivered by the Trustee substantially in the form annexed as Exhibit A-2.

         "Class IA-10 Notional Amount": As of any date of determination, the Class IA-9 Principal Balance as of such date of determination.

         "Class IA-11 Bond": Any one of the Class IA-11 Bonds executed by the Issuer and authenticated and delivered by the Trustee substantially in the form annexed as Exhibit A-1.

         "Class IA-12 Bond": Any one of the Class IA-12 Bonds executed by the Issuer and authenticated and delivered by the Trustee substantially in the form annexed as Exhibit A-1.

         "Class IA-13 Bond": Any one of the Class IA-13 Bonds executed by the Issuer and authenticated and delivered by the Trustee substantially in the form annexed as Exhibit A-1.

         "Class IA-14 Bond": Any one of the Class IA-14 Bonds executed by the Issuer and authenticated and delivered by the Trustee substantially in the form annexed as Exhibit A-1.

         "Class IA-15 Bond": Any one of the Class IA-15 Bonds executed by the Issuer and authenticated and delivered by the Trustee substantially in the form annexed as Exhibit A-1.

         "Class IA Lockout Bonds": The Class IA-5, Class IA-6, Class IA-11 and Class IA-12 Bonds.

         "Class IA Lockout Liquidation Amount": With respect to a Class of the Class IA Lockout Bonds and a Payment Date, the aggregate of, for each Group I Loan which became a Liquidated Loan during the calendar month preceding the month of such Payment Date, the lesser of (i) the Class IA Lockout Percentage for such Class of the Scheduled Principal Balance of such Mortgage Loan (exclusive of the Sub-Component IA-1- 4I Fraction thereof, if applicable) and
(ii) the Class IA Lockout Percentage for such Class on any Payment Date occurring prior to November 2002, and the Class IA Lockout Prepayment Percentage on any Payment Date thereafter, in each case, of the Group I Liquidation Principal with respect to such Mortgage Loan.

         "Class IA Lockout Percentage": With respect to any Payment Date (i) in the case of either the Class IA-5 Bonds or the Class IA-6 Bonds, a fraction expressed as a percentage equal to the Class Principal Balance of such Class of Bonds, divided by the aggregate of the Class Principal Balance of the Group I Bonds and the Residual Bonds and the Component Principal Balances of the Group I Subordinate Components (less the Component IA-1-4 Principal Balance) in each case immediately prior to such Payment Date, (ii) in the case of either the Class IA-11 or Class IA-12 Bonds (a) with respect to any Payment Date occurring prior to the Payment Date in November 2002, 0% and (b) with respect to any Payment Date occurring in November 2002 and thereafter, a fraction expressed as a percentage equal to the Class Principal Balance of such Class of Bonds divided by the aggregate Class Principal Balance of the Group I Bonds and the Residual Bonds and the Component Principal Balances of the Group I Subordinate Components (less the Component IA-1-4 Principal Balance) in each case immediately prior to such Payment Date.

         "Class IA Lockout Prepayment Percentage": With respect to a Class of Class IA Lockout Bonds and a Payment Date, the product of (a) the Class IA Lockout Percentage for such Payment Date with respect to such Class and (b) the applicable Step Down Percentage for such Payment Date.

         "Class IA Lockout Principal Payment Amount": For any Payment Date and a Class of the Class IA Lockout Bonds, the sum of (i) the Class IA Lockout Percentage for such Class and such Payment Date of the applicable Principal Payment Amount for Group I (exclusive of the portion thereof attributable to the applicable Sub-Component IA-1-4I Discount Mortgage Loan Principal Payment Amount), (ii) the Class IA Lockout Prepayment Percentage for such Class and such Payment Date of the applicable Principal Prepayment Amount for Group I (exclusive of the portion thereof attributable to the applicable Sub-Component IA-1-4I Discount Mortgage Loan Principal Payment Amount) and (iii) the Class IA Lockout Liquidation Amount for such Class and such Payment Date.

         "Class IX Bond": Any one of the Class IX Bonds executed by the Issuer and authenticated and delivered by the Trustee substantially in the form annexed as Exhibit A-4.

         "Class IX Notional Amount": With respect to any Payment Date, 46% of the Group I WAC IO Notional Amount with respect to such Payment Date.

         "Class IIA-1 Bond": Any one of the Class IIA-1 Bonds executed by the Issuer and authenticated and delivered by the Trustee substantially in the form annexed as Exhibit A-1.

         "Class IIA-2 Bond": Any one of the Class IIA-2 Bonds executed by the Issuer and authenticated and delivered by the Trustee substantially in the form annexed as Exhibit A-1.

         "Class IIA-3 Bond": Any one of the Class IIA-3 Bonds executed by the Issuer and authenticated and delivered by the Trustee substantially in the form annexed as Exhibit A-1.

         "Class IIA-4 Bond": Any one of the Class IIA-4 Bonds executed by the Issuer and authenticated and delivered by the Trustee substantially in the form annexed as Exhibit A-1.

         "Class IIA-5 Bond": Any one of the Class IIA-5 Bonds executed by the Issuer and authenticated and delivered by the Trustee substantially in the form annexed as Exhibit A-2.

         "Class IIA-5 Notional Amount": The Class IIA-4 Principal Balance as of any date of determination.

         "Class IIA-6 Bond": Any one of the Class IIA-6 Bonds executed by the Issuer and authenticated and delivered by the Trustee substantially in the form annexed as Exhibit A-1.

         Class IIA-6 Lockout Liquidation Amount": With respect to a Payment Date, the aggregate of, for each Group II Mortgage Loan which became a Liquidated Loan during the calendar month preceding the month of such Payment Date, the lesser of (i) the Class IIA-6 Lockout Percentage of the Scheduled Principal Balance of such Mortgage Loan (exclusive of the Sub-Component IA-1-4II

Fraction thereof, if applicable) and (ii) the Class IIA-6 Lockout on any Payment Date occurring prior to November 2002, and the Class IIA-6 Lockout Prepayment Percentage on any Payment Date thereafter, in each case, of the Group II Liquidation Principal with respect to such Mortgage Loan.

         "Class IIA-6 Lockout Percentage": With respect to a Payment Date, a fraction, expressed as a percentage, equal to the Class IIA-6 Principal Balance immediately prior to such Payment Date divided by the aggregate of the Class Principal Balances of the Group II Bonds and the Component Principal Balances of the Group IIB Components, in each case immediately prior to such Payment Date.

         "Class IIA-6 Lockout Prepayment Percentage": With respect to a Payment Date, the product of (a) the Class IIA- 6 Lockout Percentage for such Payment Date and (b) the applicable Step Down Percentage for such Payment Date.

         "Class IIA-6 Lockout Principal Payment Amount": With respect to a Payment Date, the sum of (i) the Class IIA-6 Lockout Percentage for such Payment Date of the applicable Principal Payment Amount for Group II (exclusive of the portion thereof attributable to the applicable Sub-Component IA-1-4II Discount Mortgage Loan Principal Payment Amount), (ii) the Class IIA-6 Lockout Prepayment Percentage for such Payment Date of the applicable Principal Prepayment Amount for Group II (exclusive of the portion thereof attributable to the applicable Sub-Component IA-1-4II Discount Mortgage Loan Principal Payment Amount) and (iii) the Class IIA-6 Lockout Liquidation Amount for such Payment Date.

         "Class IIX Bond": Any one of the Class IIX Bonds executed by the Issuer and authenticated and delivered by the Trustee substantially in the form annexed as Exhibit A-4.

         "Class IIX Notional Amount": With respect to any Payment Date the product of (x) the aggregate Scheduled Principal Balance of the Group II Premium Rate Loans, as of the second preceding Due Date after giving effect to payments scheduled to be received as of such Due Date, whether or not received, or with respect to the initial Payment Date, as of the Cut-Off Date, and (y) a fraction, the numerator of which is the weighted average of the Stripped Interest Rates for the Group II Premium Rate Loans as of such Due Date and the denominator of which is 7.250%.

         "Class X Bonds":  The Class IX and Class IIX Bonds.

         "Class B-1 Bond": Any one of the Class B-1 Bonds executed by the Issuer and authenticated and delivered by the Trustee substantially in the form annexed as Exhibit A-5.

         "Class B-2 Bond": Any one of the Class B-2 Bonds executed by the Issuer and authenticated and delivered by the Trustee substantially in the form annexed as Exhibit A-5.

         "Class B-3 Bond": Any one of the Class B-3 Bonds executed by the Issuer and authenticated and delivered by the Trustee substantially in the form annexed as Exhibit A-5.

         "Class B-4 Bond": Any one of the Class B-4 Bonds executed by the Issuer and authenticated and delivered by the Trustee substantially in the form annexed as Exhibit A-6.

         "Class B-5 Bond": Any one of the Class B-5 Bonds executed by the Issuer and authenticated and delivered by the Trustee substantially in the form annexed as Exhibit A-6.

         "Class B-6 Bond": Any one of the Class B-6 Bonds executed by the Issuer and authenticated and delivered by the Trustee substantially in the form annexed as Exhibit A-6.

         "Class B Loan Group Component Balance": At any time for either Loan Group shall equal the then outstanding aggregate Scheduled Principal Balances of the Mortgage Loans in such Loan Group minus the aggregate of the then outstanding Class Principal Balances of the Group IA Bonds (not including the Sub-Component IA-1-4II Principal Balance), with respect to Group I, or minus the aggregate of the then outstanding Class Principal Balances of the Group II Bonds and Sub-Component IA-1-4II Principal Balance of Component IA-1-4, with respect to Group II. Upon reduction of the Class Principal Balances of the Group IA Bonds (other than the Component IA-1-4 Principal Balance), or the Class Principal Balances of the Group IIA Bonds, as applicable, to zero, the Group I Senior Prepayment Percentage or the Group II Senior Prepayment Percentage, as appropriate, will equal 0%. Notwithstanding the above, if on any Payment Date, the delinquencies or Realized Losses with respect to the related Loan Group exceed the limits specified in the definitions of Group I Senior Prepayment Percentage or Group II Senior Prepayment Percentage, as applicable, such that no reduction may be made as described above of the Group I Senior Prepayment Percentage or Group II Senior Prepayment Percentage as applicable, or if the Group I Senior Percentage for Group II Senior Percentage exceeds the initial Group I Senior Percentage or Group II Senior Percentage, respectively then both the Group I Senior Prepayment Percentage and Group II Senior Prepayment Percentage for such Payment Date will equal 100%.

         "Class RL Bond": Any one of the Class RL Bonds executed by the Issuer and authenticated and delivered by the Trustee substantially in the form annexed as Exhibit A-7.

         "Class RU Bond": Any one of the Class RU Bonds executed by the Issuer and authenticated and delivered by the Trustee substantially in the form annexed as Exhibit A-8.

         "Class Imputed Principal Balance": As used in the Indenture, "Class Imputed Principal Balance" shall have the same meaning as "Class Principal Balance" as defined herein.

         "Class Notional Amount": With respect to the Class IX Certificates, the Class IX Notional Amount; with respect to the Class IIX Certificates, the Class IIX Notional Amount; and with respect to Component IA-1-3, the Component IA-1-3 Notional Amount.

         "Class Principal Balance": For any Class of Bonds, other than the Class IA-1, Class IA-9, Class IX, Class IIX, Class IA-10, Class IIA-5 and Subordinate Bonds, the applicable initial Class Principal Balance therefor set forth in Section 5, as reduced from time to time by (x) payments of principal to Bondholders of such Class and (y) the portion of Realized Losses allocated to the Class Principal Balance of such Class pursuant to Section 12 with respect to a given Payment Date. For any Payment Date, the reduction of the Class Principal Balance of any Class of Bonds pursuant to Section 12 shall be deemed effective prior to the determination and payment of principal on such Class pursuant to Section 10.
In addition to the foregoing, on each Payment Date on or before the Class IA-4 Accretion Termination Date, the Class Principal Balance of the Class IA-4 Bonds will be increased by the Class IA-4 Accrual Amount for such Payment Date. The Class Principal Balance for the Class IA-1 Bonds shall be referred to as the "Class IA-1 Principal Balance," the Class Principal Balance for the Class IA-2 Bonds shall be referred to as the "Class IA-2 Principal Balance" and so on. The Principal Balance of each Class having Components shall equal the sum of the related Component Principal Balances. The Class IX, Class IIX, Class IA-10 and Class IIA-5 Principal Balances shall be zero.

         "Clearing Agency": The registered Holder of the single Bond evidencing each Class of the Book Entry Bonds. The initial Clearing Agency with respect to each Class of Book Entry Bonds shall be The Depository Trust Company of New York, the nominee for which is Cede & Co. The Clearing Agency shall at all times be a "clearing corporation" as defined in Article 8 of the Uniform Commercial Code of the State of New York.

         "Closing Date": As defined in the Pooling and Servicing Agreement.

         "Combined Targeted Principal Balance": With respect to a Payment Date, the amount set forth as the "Combined Targeted Principal Balance" on Appendix B hereto.

         "Component": A portion of the Class IA-1 or the Class IA-9 Bonds, or of a Class of the Subordinate Bonds, representing parts of the entitlement of such Class to principal and/or interest as described in Section 5 and the remainder of this Series 1997-2 Supplement.

         "Component IA-1-1": A Component of the Class IA-1 Bonds identified and having the characteristics described in Section 5.

         "Component IA-1-2": A Component of the Class IA-1 Bonds identified and having the characteristics described in Section 5.

         "Component IA-1-2 Accretion Termination Date": The earlier to occur of (i) the Payment Date on which the Class Principal Balances of the Class IA-3, Class IA-7 and Class IA-15 Bonds have been reduced to zero and (ii) the Group I Credit Support Depletion Date.

         "Component IA-1-2 Accrual Amount": With respect to a Payment Date, an amount equal to the Accrued Interest (calculated without giving effect to the proviso of the definition of such term) with respect to Component IA-1-2 for such Payment Date.

         "Component IA-1-2 Targeted Principal Balance": With respect to a Payment Date, the amount set forth as the "Component IA-1-2 Targeted Principal Balance" on Appendix B hereto.

         "Component IA-1-3": A Component of the Class IA-1 Bonds identified and having the characteristics described in Section 5.

         "Component IA-1-3 Notional Amount": With respect to any Payment Date, 54% of the Group I WAC IO Notional Amount with respect to such Payment Date.

         "Component IA-1-4": A Component of the Class IA-1 Bonds identified and having the characteristics described in Section 5 and consisting of the Sub-Component IA-1-4II and Sub-Component IA-1-4III.

         "Component IA-9-1": A Component of the Class IA-9 Bonds identified and having the characteristics described in Section 5.

         "Component IA-9-2": A Component of the Class IA-9 Bonds identified and having the characteristics described in Section 5.

         "Component IA-9-3": A Component of the Class IA-9 Bonds identified and having the characteristics described in Section 5.

         "Component IB-1": A Component of the Class B-1 Bonds identified and having the characteristics described in Section 5.

         "Component IB-2": A Component of the Class B-2 Bonds identified and having the characteristics described in Section 5.

         "Component IB-3": A Component of the Class B-3 Bonds identified and having the characteristics described in Section 5.

         "Component IB-4": A Component of the Class B-4 Bonds identified and having the characteristics described in Section 5.

         "Component IB-5": A Component of the Class B-5 Bonds identified and having the characteristics described in Section 5.

         "Component IB-6": A Component of the Class B-6 Bonds identified and having the characteristics described in Section 5.

         "Component IIB-1": A Component of the Class B-1 Bonds identified and having the characteristics described in Section 5.

         "Component IIB-2": A Component of the Class B-2 Bonds identified and having the characteristics described in Section 5.

         "Component IIB-3": A Component of the Class B-3 Bonds identified and having the characteristics described in Section 5.

         "Component IIB-4": A Component of the Class B-4 Bonds identified and having the characteristics described in Section 5.

         "Component IIB-5": A Component of the Class B-5 Bonds identified and having the characteristics described in Section 5.

         "Component IIB-6": A Component of the Class B-6 Bonds identified and having the characteristics described in Section 5.

         "Component Principal Balance": For any Component of the Class IA-1 (other than Components IA-1-3 and IA-1-4), Class IA-9 or Subordinate Bonds, the applicable initial Component Principal Balance therefor set forth in Section 5, as reduced from time to time by (x) payments of principal to the Class IA-1 (other than Components IA-1-3 and IA-1-4), Class IA-9 or Subordinate Bonds, as applicable, in respect of such Component and (y) the portion of Realized Losses allocated to the Component Principal Balance of such Component pursuant Section 12 with respect to a given Payment Date. In addition to the foregoing, on each Payment Date on or before the Component IA-1-2 Accretion Termination Date, the Component Principal Balance of Component IA-1-2 shall be increased by the Component IA-1-2 Accrual Amount for such Payment Date. For any Payment Date, the reduction of the Component Principal Balance of any Component pursuant to
Section 12 shall be deemed effective prior to the determination and payment of principal on such Component pursuant to Section 10. Notwithstanding the foregoing, any amounts paid in respect of losses pursuant to paragraphs
(a)(xii) or (b)(xii) of Section 10 shall not cause a further reduction in the Component Principal Balance. The Component Principal Balance of Component IA-1-3 shall be zero. The Component Principal Balance for Component IA-1-1 shall be referred to as the "Component IA-1-1 Component Principal Balance," the Component Principal Balance for Component IA-1-2 shall be referred to as the "Component IA-1-2 Component Principal Balance" and so on. The Component IA-1-4 Component Principal Balance shall equal the sum of the Sub-Component Principal Balances of Sub-Component IA-1-4I and Sub-Component IA-1-4II.

         "Conventional Certificates": The certificates pledged to secure the Series 1997-2 Bonds, as set forth on Schedule A hereto.

         "Corporate Trust Office": As defined in the Pooling and Servicing Agreement.

         "Corresponding Class": With respect to any Lower Tier Interest, the Class, Classes, Component or Components appearing opposite such Lower Tier Interest in the table included in Section 18(n).

         "Curtailments":  As defined in the Pooling and Servicing Agreement.

         "Cut-Off Date":  As defined in the Pooling and Servicing Agreement.

         "Determination Date":  As defined in the Pooling and Servicing
Agreement.

         "Distribution Date":  As defined in the Pooling and Servicing
Agreement.

         "Due Date":  As defined in the Pooling and Servicing Agreement.

         "ERISA Prohibited Bonds":  The Class RU and Class RL Bonds.

         "ERISA Restricted Bonds": The Class IA-1, Class IX, Class IIX, Class IA-10, Class IIA-5 Class B-3, Class B-4, Class B-5 and Class B-6 Bonds.

         "Excess Bankruptcy Losses": Bankruptcy Losses incurred on Mortgage Loans in excess of Bankruptcy Coverage for the related Loan Group.

         "Excess Fraud Losses": Fraud Losses incurred on Mortgage Loans in excess of Fraud Coverage for the related Loan Group.

         "Excess Losses": Excess Bankruptcy Losses, Excess Fraud Losses and Excess Special Hazard Losses.

         "Excess Special Hazard Losses": Special Hazard Losses incurred on Mortgage Loans in excess of Special Hazard Coverage for the related Loan Group.

         "Floater Bonds":  The Class IA-9 and Class IIA-4 Bonds.

         "Fraud Coverage":  As defined in the Pooling and Servicing Agreement.

         "Fraud Loss":  As defined in the Pooling and Servicing Agreement.

         "Group I Bonds":  The Group IA and Class IX Bonds.

         "Group IA Bonds": The Class IA-1, Class IA-2, Class IA-3, Class IA-4, Class IA-5, Class IA-6, Class IA-7, Class IA-8, Class IA-9, Class IA-10, Class IA-11, Class IA-12, Class IA-13, Class IA-14 and Class IA-15 Bonds.

         "Group I Credit Support Depletion Date": The first Payment Date on which the Group I Senior Percentage for such Payment Date equals 100%.

         "Group I Discount Loan": A Group I Loan with a Net Mortgage Rate of less than 7.25% per annum.

         "Group I Junior Subordinate Components": The IB-4, IB-5 and IB-6 Components.

         "Group I Loan":  As defined in the Pooling and Servicing Agreement.

         "Group I Liquidation Principal": With respect to a Payment Date, the principal portion of Liquidation Proceeds received with respect to a Group I Loan which became a Liquidated Loan (but not in excess of the principal balance thereof) during the calendar month preceding the month of such Payment Date, exclusive of the portion thereof attributable to the applicable Sub-Component IA-1-4I Discount Mortgage Loan Principal Payment Amount for such Payment Date.

         "Group I Premium Rate Loan":  A Group I Loan that is a Premium Rate
Loan.

         "Group I Senior Liquidation Amount": With respect to a Payment Date, the aggregate of, for each Group I Loan which became a Liquidated Loan during the calendar month preceding the month of such Payment Date, the lesser of (i) the Group I Senior Percentage for such Payment Date of the Scheduled Principal Balance of such Mortgage Loan (exclusive of the Sub-Component IA-1-4I Fraction thereof, with respect to any Group I Discount Loan) and (ii) the Group I Senior Prepayment Percentage for such Payment Date of the Group I Liquidation Principal for such Payment Date with respect to such Mortgage Loan.

         "Group I Senior Percentage": For any Payment Date, the lesser of (i) 100% and (ii) a fraction, expressed as a percentage, equal to the sum of the Class Principal Balances of the Group IA Bonds and the Residual Bonds (less the Component IA-1-4I Principal Balance), divided by the aggregate of the Class Principal Balances of the Group I Bonds and Component Principal Balances of the Group I Subordinate Components (less the Component IA-1-4 Principal Balance), in each case immediately prior to such Payment Date.

         "Group I Senior Prepayment Percentage": For any Payment Date occurring prior to November 2002, 100%; for any Payment Date in November 2002 through and including October 2003, the Group I Senior Percentage for such Payment Date plus 70% of the Subordinate Percentage for Group I for such Payment Date; for any Payment Date occurring in November 2003 through and including October 2004, the Group I Senior Percentage for such Payment Date plus 60% of the Subordinate Percentage for Group I for such Payment Date; for any Payment Date occurring in November 2004 through and including October 2005, the Group I Senior Percentage for such Payment Date plus 40% of the Subordinate Percentage for Group I for such Payment Date; for any Payment Date occurring in November 2005 through and including October 2006, the Group I Senior Percentage for such Payment Date plus 20% of the Subordinate Percentage for Group I for such Payment Date; and for any Payment Date occurring in or after November 2006, the Group I Senior Percentage for such Payment Date. Any scheduled reduction to the Group I Senior Prepayment Percentage described above shall not be made as of any Payment Date unless for Group I both (i)(X) the average outstanding principal balance of the Group I Loans delinquent 60 days or more over the last six months, as a percentage of the Class B Loan Group Component Balance for Group I, is less than 50% or (Y) the average outstanding principal balance of the Group I Loans delinquent 60 days or more over the last six months, as a percentage of the aggregate average outstanding principal balance of all Group I Loans over the last six months, does not exceed 2% and (ii) Realized Losses on the Group I Loans to date for such Payment Date, if occurring during the sixth, seventh, eighth, ninth or tenth year (or any year thereafter) after the first Payment Date, are less than 30%, 35%, 40%, 45% or 50%, respectively, of the initial Class B Loan Group Component Balance for Group I. Upon reduction of the Class Principal Balances of the Group IA Bonds (other than the Component IA-1-4 Principal Balance) to zero, the Group I Senior Prepayment Percentage will equal 0%. Notwithstanding the above, if on any Payment Date, the delinquencies or Realized Losses with respect to the Group I Loans exceed the limits described above such that no reduction of the Group I Senior Prepayment Percentage may be made as set forth above, or if the Group I Senior Percentage for such Payment Date exceeds the initial Group I Senior Percentage, then the Group I Senior Prepayment Percentage for such Payment Date will equal 100%. If on any Payment Date the allocation to the Group I Senior Bonds (other than Component IA-1-4) of Principal Prepayments in the percentage required would reduce the sum of the Class Principal Balances (and Component Principal Balances) of the Group I Senior Bonds (other than Component IA-1-4) below zero, the Group I Senior Prepayment Percentage for such Payment Date shall be limited to the percentage necessary to reduce such sum to zero. Notwithstanding the foregoing, however, on each Payment Date, Sub-Component IA-1-4I shall receive the Sub-Component IA-1-4I Fraction of all principal payments, including, without limitation, Principal Prepayments, received in respect to each Group I Discount Loan.

         "Group I Senior Principal Payment Amount": For any Payment Date, the sum of (i) the Group I Senior Percentage for such Payment Date of the Principal Payment Amount for Group I for such Payment Date (exclusive of the portion thereof attributable to the Sub-Component IA-1-4I Discount Mortgage Loan Principal Payment Amount for such Payment Date), (ii) the Group I Senior Prepayment Percentage of the Principal Prepayment Amount for Group I for such Payment Date (exclusive of the portion thereof attributable to the Sub-Component IA-1-4I Discount Mortgage Loan Principal Payment Amount for such Payment Date), and (iii) the Group I Senior Liquidation Amount for such Payment Date.

         "Group I Senior Subordinate Components": The IB-1, IB-2 and IB-3 Components.

         "Group I Subordinate Components": The Group I Senior Subordinate Components and Group I Junior Subordinate Components.

         "Group I Subordinate Liquidation Amount": For any Payment Date, the excess, if any, of the aggregate Liquidation Principal for all Group I Loans which became Liquidated Loans during the calendar month preceding the month of such Payment Date, over the Group I Senior Liquidation Amount for such Payment Date.

         "Group I Subordinate Percentage": For any Payment Date, the excess of 100% over the Group I Senior Percentage for such Payment Date.

         "Group I Subordinate Prepayment Percentage": For any Payment Date, the excess of 100% over the Group I Senior Prepayment Percentage for such Payment Date; provided, however, that if the Class Principal Balances of the Group IA Bonds (other than the Component IA-1-4 Principal Balance) and Residual Bonds have been reduced to zero, then the Group I Subordinate Prepayment Percentage will equal 100%.

         "Group I Subordinate Principal Payment Amount": For any Payment Date, the excess of (A) the sum of (i) the Group I Subordinate Percentage for such Payment Date of the Principal Payment Amount for Group I for such Payment Date (exclusive of the portion thereof attributable to the Sub-Component IA-1-4I Principal Payment Amount), (ii) the Group I Subordinate Prepayment Percentage for such Payment Date of the Principal Prepayment Amount for Group I for such Payment Date (exclusive of the portion thereof attributable to the Sub-Component IA-1-4I Principal Payment Amount) and (iii) the Group I Subordinate Liquidation Amount for such Payment Date over (B) the amounts required to be paid to Sub-Component IA-1-4I pursuant to
Section 10(a)(iv) on such Payment Date.

         "Group I WAC IO Notional Amount": With respect to any Payment Date, the product of (x) the aggregate Scheduled Principal Balance of the Group I Premium Rate Loans, as of the second preceding Due Date after giving effect to payments scheduled to be received as of such Due Date, whether or not received, or with respect to the initial Payment Date, as of the Cut-Off Date, and (y) a fraction, the numerator of which is the weighted average of the Stripped Interest Rates for the Group I Premium Rate Loans as of such Due Date and the denominator of which is 7.250%.

         "Group IB Subordinate Components": The IB-1, IB-2, IB-3, IB-4, IB-5 and IB-6 Components.

         "Group II Bonds":  The Group IIA and Class IIX Bonds.

         "Group II Loan":  As defined in the Pooling and Servicing Agreement.

         "Group IIA Bonds": The Class IIA-1, Class IIA-2, Class IIA-3, Class IIA-4, Class IIA-5 and Class IIA-6 Bonds.

         "Group II Credit Support Depletion Date": The first Payment Date on which Group II Senior Percentage for such date equals 100%.

         "Group II Discount Loan": A Group II Loan with a Net Mortgage Rate of less than 7.25% per annum.

         "Group II Junior Subordinate Components": The IIB-4, IIB-5 and IIB-6 Components.

         "Group II Liquidation Principal": With respect to a Payment Date is the principal portion of Liquidation Proceeds received with respect to a Group II Loan which became a Liquidated Loan (but not in excess of the principal balance thereof) during the calendar month preceding the month of such Payment Date, exclusive of the portion thereof attributable to the Sub-Component IA-1-4II Discount Mortgage Loan Principal Payment Amount for such Payment Date.

         "Group II Premium Rate Loan": A Group II Loan that is a Premium Rate Loan.

         "Group II Senior Liquidation Amount": With respect to a Payment Date is the aggregate of, for each Group II Loan which became a Liquidated Loan during the calendar month preceding the month of such Payment Date, the lesser of (i) the Group II Senior Percentage for such Payment Date of the Scheduled Principal Balance of such Mortgage Loan (exclusive of the Sub-Component IA-1-4II Fraction thereof, with respect to any Group II Discount Loan) and (ii) the Group II Senior Prepayment Percentage for such Payment Date of the Group II Liquidation Principal for such Payment Date with respect to such Mortgage Loan.

         "Group II Senior Percentage": For any Payment Date will equal the lesser of (i) 100% and (ii) a fraction, expressed as a percentage, equal to the sum of the Class Principal Balances of the Group IIA Bonds immediately prior to such Payment Date, divided by the aggregate of the Class Principal Balances of the Group II Bonds and the Component Principal Balances of the Group II Subordinate Components, in each case, immediately prior to such Payment Date.

         "Group II Senior Prepayment Percentage": For any Payment Date occurring prior to November 2002, 100%; for any Payment Date in November 2002 through and including October 2003, the Group II Senior Percentage for such Payment Date plus 70% of the Subordinate Percentage for Group II for such Payment Date; for any Payment Date occurring in November 2003 through and including October 2004, the Group II Senior Percentage for such Payment Date plus 60% of the Subordinate Percentage for Group II for such Payment Date; for any Payment Date occurring in November 2004 through and including October 2005, the Group II Senior Percentage for such Payment Date plus 40% of the Subordinate Percentage for Group II for such Payment Date; for any Payment Date occurring in November 2005 through and including October 2006, the Group II Senior Percentage for such Payment Date plus 20% of the Subordinate Percentage for Group II for such Payment Date; and for any Payment Date occurring in or after November 2006, the Group II Senior Percentage for such Payment Date. Any scheduled reduction to the Group II Senior Prepayment Percentage described above shall not be made as of any Payment Date unless for Group II both (i)(X) the average outstanding principal balance of the Group II Loans delinquent 60 days or more over the last six months, as a percentage of the Class B Loan Group Component Balance for Group II, is less than 50% or (Y) the average outstanding principal balance of the Group II Loans delinquent 60 days or more over the last six months, as a percentage of the aggregate average outstanding principal balance of all Group II Loans over the last six months, does not exceed 2% and (ii) Realized Losses on the Group I Loans to date for such Payment Date, if occurring during the sixth, seventh, eighth, ninth or tenth year (or any year thereafter) after the first Payment Date, are less than 30%, 35%, 40%, 45% or 50%, respectively, of the initial Class B Loan Group Component Balance for Group II. Upon reduction of the Class Principal Balances of the Group IIA Bonds (other than the Component IA-1-4 Principal Balance) to zero, the Group II Senior Prepayment Percentage will equal 0%. Notwithstanding the above, if on any Payment Date, the delinquencies or Realized Losses with respect to the Group II Loans exceed the limits described above such that no reduction of the Group II Senior Prepayment Percentage may be made as set forth above, or if the Group II Senior Percentage for such Payment Date exceeds the initial Group II Senior Percentage, then the Group II Senior Prepayment Percentage for such Payment Date shall equal 100%. If on any Payment Date the allocation to the Group II Senior Bonds of Principal Prepayments in the percentage required would reduce the sum of the Class Principal Balances of the Group II Senior Bonds below zero, the Group II Senior Prepayment Percentage for such Payment Date shall be limited to the percentage necessary to reduce such sum to zero. Notwithstanding the foregoing, however, on each Payment Date, Sub- Component IA-1-4II shall receive the Sub-Component IA-1-4II Fraction of all principal payments, including, without limitation, Principal Prepayments, received in respect of each Group II Discount Loan.

         "Group II Senior Principal Payment Amount": With respect to a Payment Date the sum of (i) the Group II Senior Percentage for such Payment Date of the Principal Payment Amount for Group II for such Payment Date (exclusive of the portion thereof attributable to the Sub-Component

IA-1-4II Discount Mortgage Loan Principal Payment Amount for such Payment
Date), (ii) the Group II Senior Prepayment Percentage for such Payment Date of the Principal Prepayment Amount for Group II for such Payment Date (exclusive of the portion thereof attributable to the Sub-Component IA-1-4II Discount Mortgage Loan Principal Payment Amount for such Payment Date), and (iii) the Group II Senior Liquidation Amount for such Payment Date.

         "Group II Senior Subordinate Components": The IIB-1, IIB-2 and IIB-3 Components.

         "Group II Subordinate Components": The Group II Senior Subordinate Components and Group II Junior Subordinate Components.

         "Group II Subordinate Liquidation Amount": For any Payment Date, the excess, if any, of the aggregate Liquidation Principal for all Group II Loans which became Liquidated Loans during the calendar month preceding the month of such Payment Date, over the Group II Senior Liquidation Amount for such Payment Date.

         "Group II Subordinate Percentage": For any Payment Date, the excess of 100% over the Group II Senior Percentage for such Payment Date.

         "Group II Subordinate Prepayment Percentage": For any Payment Date, the excess of 100% over the Group IIA Prepayment Percentage for such Payment Date; provided, however, that if the Class Principal Balances of the Group IIA Bonds have been reduced to zero, then the Group II Subordinate Prepayment Percentage will equal 100%.

         "Group II Subordinate Principal Payment Amount": For any Payment Date, the excess of (A) the sum of (i) the Group II Subordinate Percentage for such Payment Date of the Principal Payment Amount for Group II for such Payment Date (exclusive of the portion thereof attributable to the Sub-Component IA-1-4II Principal Payment Amount), (ii) the Group II Subordinate Prepayment Percentage for such Payment Date of the Principal Prepayment Amount for Group II for such Payment Date (exclusive of the portion thereof attributable to the Component IA-1-4II Principal Payment Amount) and (iii) the Group II Subordinate Liquidation Amount for such Payment Date over (B) the amounts required to be paid to the Sub-Component IA-1-4II of Component IA-1-4 pursuant to Section 10(b)(iv) on such Payment Date.

         "Imputed Principal Balance": As used in the Indenture, "Imputed Principal Balance" shall have the same meaning as "Principal Balance" herein.

         "Interest Accrual Period": With respect to each Payment Date, for each Class of Bonds and Components, other than the LIBOR Bonds, the calendar month preceding the month in which such Payment Date occurs, and for each Class of LIBOR Bonds, the period commencing on the 25th day of the calendar month preceding the month in which such Payment Date occurs and ending on the 24th day of the month in which such Payment Date occurs.

         "Inverse Floater Bonds":  The Class IA-10 and Class IIA-5 Bonds.

         "Junior Bonds":  Any of the Subordinate Bonds.

         "Junior Bond Writedown Amount":  Zero.

         "Junior Subordinate Bonds":  The Class B-4, Class B-5 and Class B-6
Bonds.

         "Junior Subordinate Components": The IB-4, IIB-4, IB-5, IIB-5, IB-6 and IIB-6 Components.

         "Letter Agreement": The Letter of Representations to The Depository Trust Company from the Trustee and the Issuer dated October 27, 1997, a copy of which is attached hereto as Exhibit D.

         "LIBOR": With respect to each Interest Accrual Period for the LIBOR Bonds commencing on or after November 25, 1997, the London Interbank Offered Rate for one-month United States dollar-denominated deposits determined in accordance with the following provisions:

                 (i) On each LIBOR Determination Date, the Bond Administrator shall determine LIBOR on the basis of quotations provided by each of the Reference Banks as of approximately 11:00 a.m. (London time) on the LIBOR Determination Date in question, as such quotations appear on the Telerate Page 3750 (each as defined in the International Swap Dealers Association Inc. Code of 1987 Interest Rate and Currency Exchange Definitions).

                 (ii) If, on any LIBOR Determination Date, at least two of the Reference Banks provide quotations, LIBOR will be determined as the arithmetic mean (rounded upward, if necessary, to the nearest multiple of 1/16 of 1%) of such offered quotations.

                 (iii) If, on any LIBOR Determination Date, only one or none of the Reference Banks provides quotations, LIBOR will be the higher of:

                          (a) LIBOR as determined on the previous LIBOR Determination Date (or, in the case of the first LIBOR Determination Date, 5.6560%); or

                          (b) the Reserve Rate. The "Reserve Rate" will be the rate per annum (rounded upward, if necessary, to the nearest multiple of 1/16 of 1%) that the Bond Administrator determines to be either

                                  (1)      the arithmetic mean of the offered
                                           quotations that the leading banks in
                                           New York City selected by the Bond
                                           Administrator are quoting on the
                                           relevant LIBOR Determination Date
                                           for one-month United States dollar
                                           deposits to the principal London
                                           office of each of the Reference
                                           Banks or those of them (being at
                                           least two in number) to which such
                                           offered
                                           quotations are, in the opinion of the
                                           Bond Administrator, being so made, or

                                  (2)      in the event that the Bond
                                           Administrator can determine no such
                                           arithmetic mean, the arithmetic mean
                                           of the offered quotations that
                                           leading banks in New York City
                                           selected by the Bond Administrator
                                           are quoting on such LIBOR
                                           Determination Date to leading
                                           European banks for one-month United
                                           States dollar deposits; provided,
                                           however, that if the banks selected
                                           by the Bond Administrator are not
                                           quoting as mentioned above, LIBOR
                                           for the next Interest Accrual Period
                                           for the LIBOR Bonds will be LIBOR as
                                           specified in (a) above.  The
                                           establishment of LIBOR on each LIBOR
                                           Determination Date by the Bond
                                           Administrator and the Bond
                                           Administrator's calculation of the
                                           Bond Interest Rate for the LIBOR
                                           Bonds for the related Interest
                                           Accrual Period shall, in the absence
                                           of manifest error be final and
                                           binding.

         "LIBOR Bonds": The Class IA-9, Class IA-10, Class IIA-4 and Class IIA-5 Bonds.

         "LIBOR Determination Date": With respect to each Interest Accrual Period for the LIBOR Bonds commencing on or after November 25, 1997, the second Business Day prior to the day on which such Interest Accrual Period commences. For purposes of this definition, a "Business Day" is any day on which banks in London and New York City are open for the transaction of international business.

         "Liquidated Loan": A "Liquidated Mortgage Loan" as defined in the Pooling and Servicing Agreement.

         "Liquidation Proceeds": As defined in the Pooling and Servicing Agreement.

         "Loan Group":  As defined in the Pooling and Servicing Agreement.

         "Loan Group I":  Collectively, the Group I Loans.

         "Loan Group II":  Collectively, the Group II Loans.

         "Loan Sale Agreement":  As defined in the Pooling and Servicing
Agreement.

         "Loan Seller":  As defined in the Pooling and Servicing Agreement.

         "Lower REMIC": One of the two separate REMICs comprising the Trust Estate, the assets of which consist of the assets granted to the Trustee, other than the Lower Tier Interests and any Buydown Funds.

         "Lower Tier Balance": As to each Class of Lower Tier Interests and any Payment Date, the initial Lower Tier Balance thereof set forth in Section 18(n) less the sum of (i) the aggregate amount of principal allocable thereto on previous Payment Dates pursuant to Section 18; and (ii) any Realized Losses allocated thereto on previous Payment Dates pursuant to Section 12.

         "Lower Tier Interest": Any one of the Classes of regular interests in the Lower REMIC described as such in Section 18(n).

         "Lower Tier Interest Rate": As to each Lower Tier Interest, the applicable "Lower Tier Interest Rate," if any, set forth in Section 18(n ).

         "Mortgage Loan":  As defined in the Pooling and Servicing Agreement.

         "Net Mortgage Rate":  As defined in the Pooling and Servicing
Agreement.

         "New York Agent":  First Trust Company New York, National Association.

         "New York Office":  The office designated as such in Section 7.

         "Non-U.S. Person":  A Person other than a United States Person.

         "Notional Amount Bonds":  The Class IA-10, Class IIA-5 and Class X
Bonds.

         "Payment Date": The twenty-fifth day of each month, or if such day is not a Business Day, the next succeeding Business Day, commencing in November 1997.

         "Permitted Transferee": As to a Residual Bond, a transferee of such Residual Bond that is not a Disqualified Organization and not a Non-U.S. Person and satisfies the requirements for a transferee of a Residual Bond under
Section 2.15 of the Indenture.

         "Planned Principal Balance": With respect to the Class IA-2 Bonds, Class IA-3 Bonds, Class IA-8 Bonds, Class IA-13 Bonds, Class IA-14 Bonds, Class IA-15 Bonds, Component IA-9-1 or Component IA-9-2, as applicable, and a given Payment Date, the amount set forth as the "Planned Principal Balance" with respect thereto on Appendix A.

         "Pooling and Servicing Agreement": The Pooling and Servicing Agreement dated as of October 1, 1997, between PNC Mortgage Securities Corp., Indymac, Inc. and U.S. Bank National Association.

         "Premium Rate Loan": A Mortgage Loan with a Net Mortgage Rate in excess of 7.25% per annum.

         "Prepayment Assumption": 250% of the Prepayment Model with respect to Group I and 195% of the Prepayment Model with respect to Group II.

         "Prepayment Model": The assumed fixed schedule of prepayments on a pool of new mortgage loans with such schedule given as a monthly sequence of prepayment rates, expressed as annualized percent values. These values start at 0.2% per year in the first month and increase by 0.2% per year in each succeeding month until month 30, ending at 6.0% per year. At such time, the rate remains constant at 6.0% per year for the balance of the remaining term. Multiples of the Prepayment Assumption are calculated from this prepayment rate series.

         "Prepayment Period":  As defined in the Pooling and Servicing
Agreement.

         "Principal Balance": With respect to any Bond of a Class as of any date of determination, the product of the Class Principal Balance of such Class as of such date and a fraction, the numerator of which is the initial principal balance of such Bond on the Closing Date and the denominator is the initial Class Principal Balance of such Class.

         "Principal Payment Amount": As defined in the Pooling and Servicing Agreement.

         "Principal Prepayment": As defined in the Pooling and Servicing Agreement.

         "Principal Prepayment Amount": As defined in the Pooling and Servicing Agreement.

         "Pro Rata Allocation": The allocation of the principal portion of Realized Losses relating to a Mortgage Loan in a given Loan Group to all Classes of Bonds and all Subordinate Components in the related Bond Group (other than Sub- Component IA-1-4I in the case of a Group I Loan and Sub-Component IA-1-4II in the case of a Group II Loan) pro rata according to their respective Class Principal or Component Balances (except if the loss is recognized with respect to a Group I Discount Loan or Group II Discount Loan, in which event the Sub-Component IA-1-4I Fraction or Sub-Component IA- 1-4II Fraction of such loss will first be allocated to Sub-Component IA-1-4I or Sub-Component IA-1-4II, as applicable, and the remainder of such loss will be allocated as described above), and the allocation of the interest portion of such Realized Losses to the Bonds and the Subordinate Components in the related Bond Group (other than Sub-Component IA-1-4I in the case of a Group I Loan and Sub-Component IA-1-4II in the case of a Group II Loan) pro rata according to the amount of interest accrued on each such Class or Component in reduction thereof and then in reduction of their related Class Principal or Component Balances; provided, however, that (i) the principal portion of any Realized Losses otherwise allocable to the Class IA-1 Bonds (other than Component IA-1-4 of the Class IA-1 Bonds) or to the Class IA-8 Bonds shall first be allocated to the Senior Support Bonds until the Class Principal Balance thereof has been reduced to zero and (ii) the interest portion of any such Realized Loss otherwise allocable to the Class IA-1 Bonds (other than Components IA-1-1 and IA-1-4 of the Class IA-1 Bonds) or to the Class IA-8 Bonds shall first be allocated to the Senior Support Bonds in reduction of accrued but unpaid interest thereon and then in reduction of the Class Principal Balance of the Senior Support Bonds. For the purpose of allocating losses in Loan Group I to the outstanding Classes of Group I Bonds by Pro Rata Allocation, the Residual Bonds are deemed to be Group I Bonds.

         "Rating Agency":  As defined in the Pooling and Servicing Agreement.

         "Realized Loss":  As defined in the Pooling and Servicing Agreement.

         "Record Date": The last Business Day of the month immediately preceding the month of the related Payment Date.

         "Reference Banks": Barclays Bank PLC, Bankers Trust Company and The Bank of Tokyo, Ltd. or, if any such bank shall cease to provide quotations for one-month United States dollar-denominated deposits, any other leading bank with an established place of business in London engaged in transactions in Eurodollar deposits in the international Eurocurrency market not controlling, controlled by or under common control with the Bond Administrator designated by the Bond Administrator from time to time for the purpose of providing quotations for one-month United States dollar- denominated deposits. If any such Reference Bank should be unwilling or unable to act as such or if the Bond Administrator should terminate the designation of any such Reference Bank, the Bond Administrator shall promptly designate another leading bank meeting the criteria specified above.

         "Repurchase Price":  As defined in the Pooling and Servicing
Agreement.

         "Residual Bonds":  Any of the Class RU and Class RL Bonds.

         "Residual Interest":   As to the Upper REMIC, the Class RU Bonds and
as to the Lower REMIC, the Class RL Bonds.

         "Restricted Bonds": The Class IA-1, Class B4, Class B5 and Class B6 Bonds.

         "Scheduled Principal Balance": As defined in the Pooling and Servicing Agreement.

         "Senior Bonds":  The Class A, Class X and Residual Bonds.

         "Senior Subordinate Bonds":  The Class B-1, Class B-2 and Class B-3
Bonds.

         "Series 1997-2 Bonds": Each Class of Bonds set forth in Section 5 hereof.

         "Series REMIC":  Each of the Upper REMIC and Lower REMIC.

         "Special Hazard Coverage": With respect to a Loan Group, either the Group I Special Hazard Coverage or the Group II Special Hazard Coverage.

         "Special Hazard Loss":  As defined in the Pooling and Servicing
Agreement.

         "Special Payment Date":  As defined in Section 8(a) hereof.

         "Startup Day":  As defined in Section 18.

         "Step Down Percentage": With respect to a Payment Date, the percentage indicated below:

         PAYMENT DATE OCCURRING IN                 STEP DOWN PERCENTAGE
         -------------------------                 --------------------
         November 1997 through October 2002                            0%
         November 2002 through October 2003                           30%
         November 2003  through October 2004                          40%
         November 2004  through October 2005                          60%
         November 2005  through October 2006                          80%
         November 2006  and thereafter                               100%

         "Stripped Interest Rate": For each Premium Rate Loan, the excess of the Net Mortgage Rate for such Mortgage Loan over 7.25% per annum.

         "Sub-Component": A portion of Component IA-1-4 representing parts of the entitlement of such Component to principal as described in Section 5 and the remainder of this Series 1997-2 Supplement.

         "Sub-Component Principal Balance": For any Sub-Component of Component IA-4, the applicable initial Sub-Component Principal Balance thereof set forth in Section 5, as reduced from time to time by (x) payments of principal to the Class IA-1 Bonds in respect of such Sub-Component and (y) the portion of Realized Losses allocated to the Sub-Component Principal Balance in respect of such Sub-Component pursuant Section 12 with respect to a given Payment Date. Notwithstanding the foregoing, any amounts paid in respect of losses pursuant to paragraphs (a)(iv) or (b)(iv) of Section 10 shall not cause a further reduction in the Sub-Component Principal Balance.

         "Sub-Component IA-1-4I Discount Mortgage Loan Principal Payment Amount": With respect to a Payment Date, an amount equal to the aggregate of the amounts, computed with respect to each Group I Discount Loan, equal to the product of the related Sub-Component IA-1-4I Fraction and the sum of (x) scheduled payments of principal on such Group I Discount Loan due on or before the related Due Date in respect of which no payment has been made on any previous Payment Date and which were received by the related Determination Date, or which have been advanced as part of an Advance with respect to such Payment Date, and (y) any Principal Prepayment received in respect of such Group I Discount Loan during the related Prepayment Period.

         "Sub-Component IA-1-4I Fraction": With respect to any Group I Discount Loan, a fraction, the numerator of which is 7.25% minus the Net Mortgage Rate on such Group I Discount Loan and the denominator of which is 7.25%.

         "Sub-Component IA-1-4I Losses Payable": With respect to any Payment Date and any Group I Mortgage Loan, the Realized Losses for such Payment Date on such Group I Discount Loan other than Excess Losses.

         "Sub-Component IA-1-4II Discount Mortgage Loan Principal Payment Amount": With respect to a Payment Date, an amount equal to the aggregate of the amounts, computed with respect to each Group II Discount Component IA-1-4II Loan, equal to the product of the related Sub-Discount Fraction and the sum of
(x) scheduled payments of principal on such Group II Discount

Loan due on or before the related Due Date in respect of which no payment has been made on any previous Payment Date and which were received by the related Determination Date, or which have been advanced as part of an Advance with respect to such Payment Date, and (y) the portion of the Principal Prepayment Amount for Group I received in respect of such Group II Discount Loan during the related Prepayment Period.

         "Sub-Component IA-1-4II Fraction": With respect to any Group II Discount Loan, a fraction, the numerator of which is 7.25% minus the Net Mortgage Rate on such Group II Discount Loan and the denominator of which is 7.25%.

         "Sub-Component IA-1-4II Losses Payable": With respect to any Payment Date and any Group II Mortgage Loan, the Realized Losses for such Payment Date on such Group II Discount Loan other than Excess Losses.

         "Subordinate Bonds": The Senior Subordinate Bonds and Junior Subordinate Bonds.

         "Subordinate Components": The Group IB Subordinate Components and Group II Subordinate Components.

         "Subordinate Percentage": The Group I Subordinate Percentage or the Group II Subordinate Percentage.

         "Subordination Level": On any specified date with respect to any Subordinate Component of a Bond Group, the percentage obtained by dividing the sum of the Component Principal Balances of all Components in such Bond Group which are subordinate in right of payment to such Component by the sum of the Class Principal Balances of all of the Bonds and the Component Principal Balances of all Subordinate Components in the related Bond Group as of such date prior to giving effect to payments or allocations of Realized Losses on the Mortgage Loans in the related Loan Group on such date; provided, however, that for purposes of the preceding calculation, Sub-Component IA-1-4II shall be deemed to be in the Group II Bonds and not in the Group I Bonds.

         "Targeted Principal Balance": With respect to Component IA-1-2, the Class IA-7 Bonds, or Component IA-9-3, as applicable, and a given Payment Date, the amount set forth as the "Targeted Principal Balance" with respect thereto on Appendix B.

         "Transferor":  A transferor of a Residual Bond.

         "Uncompensated Interest Shortfall": As defined in the Pooling and Servicing Agreement.

         "United States Person". A Person who is (a) a citizen or resident of the United States, (b) a corporation, partnership or other entity created or organized in, or under the laws of, the United States or any political subdivision thereof (other than a partnership that is not treated as a United States person under any applicable Treasury regulations), (c) an estate whose income from sources without the United States is includible in gross income for United States federal income tax purposes regardless of its connection with the conduct of a trade or business within the United States, or (d) a trust if a United States court is able to exercise primary supervision over the administration of the trust and one or more of the United States persons have the authority to control all substantial decisions of the trust; provided, however, to the extent provided in U.S. Treasury regulations, certain trusts in existence on August 20, 1996 and treated as United States persons prior to such date that elect to continue to be so treated also shall be considered United States persons.

         "Upper REMIC":   One of the two separate REMICs comprising the Trust
Estate the assets of which consist of the Lower Tier Interests.

Section 2.       Designation.

         The Series 1997-2 Bonds shall be designated generally as the Issuer's Collateralized Mortgage Obligations, Series 1997-2.

Section 3.       Dating of Series 1997-2 Bonds; Accrual Date Bonds.

         (a) The Series 1997-2 Bonds that are authenticated and delivered by the Trustee to or upon the order of the Issuer on the Closing Date for the Series 1997-2 Bonds shall be dated October 29, 1997. All other Series 1997-2 Bonds that are authenticated after the Closing Date for the Series 1997-2 Bonds for any other purpose under the Indenture shall be dated the date of their authentication. The date upon which interest begins accruing on each Class of the Series 1997-2 Bonds, other than Components IA-1-1 and IA-1-4, which do not bear interest, shall be the "Accrual Date" specified in respect of such Class in
Section 11 of this Series 1997-2 Supplement. Interest accruing on each Class of Bonds, other than the LIBOR Bonds, during each Interest Accrual Period will be calculated on the assumption that principal payments on, and allocations of losses to, such Bonds are made (or the Class Notional Amount is reduced) on the last day of the preceding Interest Accrual Period, and not on the following Payment Date when actually made (or reduced).


         (b) Each Class of Bonds, other than the Junior Subordinate Bonds, Class IA-1 Bonds and Residual Bonds shall constitute Classes of Book Entry Bonds, as defined in Section 2.13 of the Indenture. Unless an event resulting in Book Entry Termination (as described in Section 2.14 of the Indenture) shall occur, the Book Entry Bonds shall be held and transfers of beneficial ownership interest shall be made through book entries, by the Clearing Agency; provided that after Book Entry Termination, Definitive Bonds shall, after execution and delivery of a supplemental indenture containing any provisions, which in the opinion of the Issuer are necessary for such purpose, be issued to the Beneficial Owner of Bonds Outstanding at the time of such Book Entry Termination and such Bonds shall no longer be "Book Entry Bonds."

         (c) For purposes of the Indenture, the Senior Bonds shall constitute Classes of "Senior Bonds," and the Subordinate Bonds shall constitute Classes of "Junior Bonds."

Section 4.       Transfer of ERISA Restricted and ERISA Prohibited Bonds.

         No transfer of an ERISA Restricted Bond or an ERISA Prohibited Bond may be made except as provided in Section 2.15 of the Indenture.

Section 5.       Aggregate Principal Amount; Classes.

         The aggregate principal amount of Series 1997-2 Bonds that may be authenticated and delivered under this Series 1997-2 Supplement shall be $937,999,459 except for Series 1997-2 Bonds authenticated and delivered upon registration of transfer of, or in exchange for, or in lieu of, other Series 1997-2 Bonds pursuant to Sections 2.6, 2.7, 2.8 or 9.6 of the Indenture. Such aggregate principal amount shall be divided among the thirty-one Classes having designations, original principal balances, Bond Interest Rates and Stated Maturities of their final installment of principal as follows:

     Class        Original Class           Bond                  Stated
  Designation    Principal Balance     Interest Rate (i)        Maturity
  -----------    -----------------     -----------------        --------
     IA-1         $ 152,849,554            (ii)            November 25, 2027
     IA-2            39,100,200         6.6000%            November 25, 2027
     IA-3            15,745,000         6.5000%            November 25, 2027
     IA-4             7,750,000         7.4000% (iii)      November 25, 2027
     IA-5            11,580,000         7.2500%            November 25, 2027
     IA-6            70,008,075         7.2500%            November 25, 2027
     IA-7           179,804,570         7.0000%            November 25, 2027
     IA-8            57,324,965         7.4000%            November 25, 2027
     IA-9           101,445,224            (iv)            November 25, 2027
    IA-10                 0                 (v)            November 25, 2027
    IA-11            31,440,000         7.2500%            November 25, 2027
    IA-12            37,917,363         7.2500%            November 25, 2027
    IA-13            10,696,500         6.6000%            November 25, 2027
    IA-14            10,134,654         6.6000%            November 25, 2027
    IA-15            31,416,600         6.5000%            November 25, 2027
      IX                  0             7.2500% (vi)       November 25, 2027
    IIA-1            65,076,568         7.0000%            November 25, 2027
    IIA-2            22,456,000         7.0000%            November 25, 2027
    IIA-3            10,951,000         7.2500%            November 25, 2027
    IIA-4            12,504,652           (vii)            November 25, 2027
    IIA-5                 0              (viii)            November 25, 2027
    IIA-6            19,585,000         7.2500%            November 25, 2027
     IIX                  0             7.2500% (ix)       November 25, 2027
     B-1             26,901,018(x)      7.2500%            November 25, 2027
     B-2              9,379,994(x)      7.2500%            November 25, 2027
     B-3              5,559,165(x)      7.2500%            November 25, 2027
     B-4              2,813,998(x)      7.2500%            November 25, 2027

    Class         Original Class          Bond              Stated
  Designation    Principal Balance   Interest Rate (i)      Maturity
  -----------    -----------------   -----------------      --------
     B-5              2,745,166(x)      7.2500%            November 25, 2027
     B-6              2,814,003(x)      7.2500%            November 25, 2027
     RL                      90         7.2500%            November 25, 2027
     RU                     100         7.2500%            November 25, 2027

                 (i) Interest will accrue from October 1, 1997 for all Classes and Components bearing interest, except that interest will accrue from October 25, 1997 for the LIBOR Bonds.

                 (ii) For purposes of calculating payments, the Class IA-1 Bonds will comprise four Components having the designations, initial Component Principal Balances and Bond Interest Rates set forth below:



                                         Component               Initial Component    Bond Interest
                                        Designation              Principal Balance        Rate
                                        -----------              -----------------    -------------
                                     Component IA-1-1  . . . .       $12,238,815          (1)

                                     Component IA-1-2  . . . .       138,125,000       7.400%(2)

                                     Component IA-1-3  . . . .                 0       7.250%(3)

                                     Component IA-1-4  . . . .         2,485,739          (4)

                          (1) Component IA-1-1 will not be entitled to payments of interest.

                          (2) On each Payment Date on or before the Component IA-1-2 Accretion Termination Date, interest equal to the Component IA-1-2 Accrual Amount will be added to the Component IA-1-2 Principal Balance, and such amount will be paid as principal to other Components and Classes of Bonds as provided herein and will not be paid as interest to Component IA-1-2.

                          (3) Component IA-1-3 will accrue interest on the Component IA-1-3 Notional Amount. The Component IA-1-3 Notional Amount as of the Cut-Off Date is $25,925,707. Component IA-1-3 will not be entitled to receive payments of principal.

                          (4)     Component IA-1-4 will consist of two
                                  Sub-Components, designated as Sub-Component
                                  IA-1- 4I and Sub-Component IA-1-4II, which will have initial Sub-Component Principal Balances of $1,591,028 and $894,711,
                                  respectively.  Sub-Components IA-1-4I and
                                  IA-1- 4II will not be entitled to payments of interest and will receive principal only in respect of the Group I Discount Loans and the Group II Discount Loans, respectively.

                 (iii) On each Payment Date on or before the Class A-4 Accretion Termination Date, interest equal to the Class IA-4 Accrual Amount will be added to the Class IA-4 Principal Balance, and such amount will be paid as principal to other Components and Classes of Bonds as provided herein and will not be paid as interest to the Class IA-4 Bonds.

                 (iv) For purposes of calculating principal payments, the Class IA-9 Bonds will comprise three Components having the designations and initial Component Principal Balances set forth below:

                                                    Component                               Initial Component
                                                    Designation                             Principal Balance
                                                    -----------                             -----------------
                                                    Component IA-9-1  . . . . . . . .                $29,965,681

                                                    Component IA-9-2  . . . . . . . .                 26,528,400

                                                    Component IA-9-3  . . . . . . . .                 44,951,143


                          The Bond Interest Rate for the Class IA-9 Bonds for the first Interest Accrual Period for such Bonds will be 6.056% per annum. For each Interest Accrual Period thereafter, the Bond Interest Rate for the Class IA-9 Bonds will be a per annum rate equal to LIBOR for such Interest Accrual Period plus 0.400%, subject to a minimum and maximum Bond Interest Rate of 0.400% and 9.000% per annum, respectively.

                 (v) The Bond Interest Rate for the Class IA-10 Bonds for the first Interest Accrual Period for such Bonds will be 2.944% per annum. For each Interest Accrual Period thereafter, the Bond Interest Rate for the Class IA-10 Bonds will be a per annum rate equal to 8.600% minus LIBOR for such Interest Accrual Period, subject to a minimum and maximum Bond Interest Rate of 0.000% and 8.600 per annum, respectively. The Class IA-10 Bonds will not be entitled to receive payments of principal and will accrue interest on the Class IA-10 Notional Amount which will equal the Class IA-9 Principal Balance at the time of determination.

                 (vi) The Bond Interest Rate for the Class IX Bonds will be 7.250% per annum. The Class IX Bonds will not be entitled to receive payments of principal and will accrue interest on the Class IX Notional Amount. The Class IX Notional Amount as of the Cut-Off Date will be $22,084,861.

                 (vii) The Bond Interest Rate for the Class IIA-4 Bonds for the first Interest Accrual Period for such Bonds will be 6.2562% per annum. For each Interest

                          Accrual Period thereafter, the Bond Interest Rate for the Class IIA-4 Bonds will be a per annum rate equal to LIBOR for such Interest Accrual Period plus 0.600%, subject to a minimum and maximum Bond Interest Rate of 0.600% and 9.000% per annum, respectively.

                 (viii) The Bond Interest Rate for the Class IIA-5 Bonds for the first Interest Accrual Period for such Bonds will be 2.7438% per annum. For each Interest Accrual Period thereafter, the Bond Interest Rate for the Class IIA-5 Bonds will be a per annum rate equal to 8.400% minus LIBOR for such Interest Accrual Period, subject to a minimum and maximum Bond Interest Rate of 0.000% and 8.400% per annum, respectively. The Class IIA-5 Bonds will not be entitled to receive payments of principal and will accrue interest on the Class IIA-5 Notional Amount which will equal the Class IIA-4 Principal Balance at the time of determination.

                 (ix) The Bond Interest Rate for the Class IIX Bonds will be 7.250% per annum. The Class IIX Bonds will not be entitled to receive payments of principal and will accrue interest on the Class IIX Notional Amount.
                          The Class IIX Notional Amount as of the Cut-Off Date will be $2,632,445.

                 (x) For purposes of calculating principal payments and allocating Realized Losses, each Class of Subordinate Bonds will comprise two Components having the designations and initial Component Principal Balance, and relating to the Classes of Subordinate Bonds and Bond Groups, as set forth below:

                                                     Initial
                                                    Component       Related Class   Related         Bond
                                                    Principal      of Subordinate   Bond          Interest
                                Designation          Balance            Bonds       Group           Rate
                                -----------         ---------      --------------   -------       --------
                                   IB-1              $24,010,101         B-1         Group I       7.25%
                                   IIB-1               2,890,917         B-1         Group II      7.25%
                                   IB-2                8,003,367         B-2         Group I       7.25%
                                   IIB-2               1,376,627         B-2         Group II      7.25%
                                   IB-3                4,802,020         B-3         Group I       7.25%
                                   IIB-3                 757,145         B-3         Group II      7.25%
                                   IB-4                2,401,010         B-4         Group I       7.25%
                                   IIB-4                 412,988         B-4         Group II      7.25%
                                   IB-5                2,401,010         B-5         Group I       7.25%
                                   IIB-5                 344,156         B-5         Group II      7.25%
                                   IB-6                2,401,011         B-6         Group I       7.25%
                                   IIB-6                 412,992         B-6         Group II      7.25%

Section 6.       Denominations of Series 1997-2 Bonds.

         Each Class of Book Entry Bonds shall be evidenced by a single Bond representing the initial Class Principal Balance or initial Class Notional Amount, as applicable, of such Class of Bonds as of the Closing Date. The Senior Bonds (other than the Class IIA-2, Class IIA-3, Notional Amount and Residual Bonds) and the Subordinate Bonds will be issued in minimum denominations of $25,000 and integral multiples of $1.00 in excess thereof.
The Class IIA-2 and Class IIA-3 Bonds will be issued in minimum denominations of $1,000 and integral multiples of $1.00 in excess thereof. The Notional Amount Bonds will be issued in minimum initial Notional Amounts of $100,000 and integral multiples of $1.00 in excess thereof. The Class RL and Class RU Bonds will be issued in minimum denominations of $90 and $100, respectively. Notwithstanding the foregoing, one Bond of each Class of Bonds having Principal Balances may be issued in a different denomination. All of the Book Entry Bonds shall initially be registered on the Bond Register in the name of Cede & Co., the nominee of the Clearing Agency, and no Beneficial Owner thereof will receive a Definitive Bond representing such Beneficial Owner's interest in the Book Entry Bonds, except in the event of Book Entry Termination.

Section 7.       Authentication of Series 1997-2 Bonds.

         The Series 1997-2 Bonds may be authenticated by the Trustee at the Trustee's office in the Borough of Manhattan, City and State of New York currently located at First Trust Company, New York, National Association, 100 Wall Street, Suite 2000, New York, New York, 10005 (the "New York Office"). There shall be no Authenticating Agent for the Series 1997-2 Bonds unless the appointment of an Authenticating Agent is required as a condition to the listing of the Series 1997-2 Bonds on any stock exchange.

Section 8.       Payment Dates.

         For purposes of the Indenture, the Interest Payment Dates and Principal Payment Dates for the Series 1997-2 Bonds are each Payment Date. For purposes of the Indenture the Special Payment Dates for the Series 1997-2 Bonds are the 25th day of any calendar month in which any Outstanding Series 1997-2 Bonds are Overdue Bonds.

Section 9. Places for Payment of Principal of Series 1997-2 Bonds; Payments on Book-Entry Bonds.

         (a) The final payment of principal in retirement of each Series 1997-2 Bond, other than a Class IA-10 Bond, Class IX Bond, Class IIA-5 Bond and Class IIX Bond, or the final payment of interest in respect of a Class IA-10 Bond, Class IX Bonds, Class IIA-5 Bond and Class IIX Bond, or the final payment of contingent interest in respect of a Residual Bond (or the Redemption Price of any such Series 1997-2 Bond called for redemption in full), shall be payable upon presentation and surrender thereof only at the office of the Trustee in the Borough of Manhattan, City and State of New York.

         (b) Each payment of principal of and interest on a Book Entry Bond shall be paid to the Clearing Agency, which shall credit the amount of such payments to the accounts of its Clearing Agency Participants in accordance with its normal procedures. Each Clearing Agency Participant shall be responsible for disbursing such payments to the Beneficial Owners of the Book Entry Bonds that it represents and to each indirect participating brokerage firm (a "brokerage firm" or "indirect participating firm") for which it acts as agent. Each brokerage firm shall be responsible for disbursing funds to the Beneficial Owners of the Book Entry Bonds that it represents. All such credits and disbursements are to be made by the Clearing Agency and the Clearing Agency Participants in accordance with the provisions of the Bonds. Neither the Trustee, the Bond Registrar nor the Issuer shall have any responsibility therefor except as otherwise provided by applicable law.

Section 10.      Payment on the Bonds Before Acceleration.

         Before acceleration, if any, of the Bonds pursuant to Section 5.2 of the Indenture, the Trustee shall, on each Payment Date, pay interest and principal on the Bonds in the following priority and amounts:

         (a) Group I and Residual Bonds. With respect to the Group I and Residual Bonds, prior to the Group I Credit Support Depletion Date, to the extent of the Available Funds for such Payment Date and for Group I remaining following prior payments, if any, on such Payment Date:

                 (i) first, to Sub-Component IA-1-4I, the Sub-Component IA-1-4I Discount Mortgage Loan Principal Payment Amount for such Payment Date;

                 (ii)     second,

                 (a) to the Group IA Bonds (other than Components IA-1-1 and IA-1-4 of the Class IA-1 Bonds), the Class IX Bonds and the Residual Bonds the Accrued Interest for such Classes of Bonds for the current Payment Date and any unpaid Accrued Interest with respect to previous Payment Dates, pro rata (based on the amount of interest to which each such Class or Component is entitled to receive) provided, however, that no such payments shall be made to Component IA-1-2 on or before the Component IA-1-2 Accretion Termination Date or to the Class IA-4 Bonds on or before the Class IA-4 Accretion Termination Date;

                 (b) on each Payment Date on or before the Component IA-1-2 Accretion Termination Date, the Component IA-1-2 Accrual Amount with respect to such Payment Date shall be paid, as principal, to the following Bonds and Components:

                          (1) first, to the extent necessary to reduce the aggregate of the Class Principal Balances of the Class IA-3, Class IA-7 and Class IA-15 Bonds and the Component Principal Balances of Components IA-9-2 and IA-9-3 of the Class IA-9 Bonds to the Combined Targeted Principal Balance for such Payment Date, sequentially as follows:

                                  (a)      concurrently as follows:

                                        (i)     36.000000000% to Component
                                                IA-9-2 to the extent necessary
                                                to reduce the Component IA-9-2
                                                Principal Balance to the Planned
                                                Principal Balance for Component
                                                IA-9-2 and such Payment Date;
                                                and

                                        (ii)    64.000000000% as follows: (A)
                                                concurrently, 51.186605982% to
                                                the Class IA-3 Bonds to the
                                                extent necessary to reduce the
                                                Class IA-3 Principal Balance to
                                                the Planned Principal Balance
                                                for the Class IA-3 Bonds and
                                                such Payment Date and
                                                48.813394018% to reduce the
                                                Class IA- 15 Principal Balance
                                                and (B) the remainder to the
                                                Class IA-15 Bonds to the extent
                                                necessary to reduce the Class
                                                IA-15 Principal Balance to the
                                                Planned Principal Balance for
                                                the Class IA-15 Bonds and such
                                                Payment Date;

                                  (b)      concurrently, 79.999999822% to the
                                           Class IA-7 Bonds, until the Class
                                           IA-7 Principal Balance has been
                                           reduced to zero, and 20.000000178%
                                           to Component IA- 9-3 until the
                                           Component IA-9-3 Principal Balance
                                           has been reduced to zero;

                                  (c)      concurrently,

                                        (i)     36.000000000% to Component
                                                IA-9-2 until the Component
                                                IA-9-2 Principal Balance is
                                                reduced to zero; and

                                        (ii)    64.000000000% as follows: (A)
                                                concurrently, 51.186605982% to
                                                the Class IA-3 Bonds until the
                                                Class IA-3 Principal Balance is
                                                reduced to zero and
                                                48.813394018% to reduce the
                                                Class IA-15 Principal Balance
                                                and (B) the remainder to the
                                                Class IA-15 Bonds until the
                                                Class IA-15 Principal Balance is
                                                reduced to zero;

                          (2) second, to Component IA-1-2 to the extent necessary to reduce the Component IA-1-2 Principal Balance to the Component IA-1-2 Targeted Principal Balance for such Payment Date;

                          (3) third, to the Class IA-4 Bonds, until the Class IA-4 Principal Balance has been reduced to zero;

                          (4)     fourth, concurrently, as follows:

                                  (a)      90.000000000%, as provided in
                                           paragraph 1(a)-(c) above; and

                                  (b)      10.000000000% to Component IA-1-2 to
                                           reduce the Component IA-1-2
                                           Principal Balance to zero without
                                           regard to the Component IA-1-2
                                           Targeted Principal Balance;

                          (5) fifth, to Component IA-1-2, until the Component IA-1-2 Principal Balance has been reduced to zero; and

                 (c) on each Payment Date on or before the Class IA-4 Accretion Termination Date, the Class IA-4 Accrual Amount with respect to such Payment Date shall be paid, as principal, to the following Bonds and
                          Components:

                          (1)     first, as in clause (1) of Section
                                  10(a)(ii)(b);

                          (2)     second, as in clause (2) of Section
                                  10(a)(ii)(b); and

                          (3)     third, as in clause (3) of Section
                                  10(a)(ii)(b);

                 (iii) third, to the Group IA Bonds (other than the Class IA-10 Bonds and Components IA-1-3 and IA-1-4 of the Class IA-1 Bonds) and the Residual Bonds as principal, the Group I Senior Principal Payment Amount for such Payment Date in the following order of priority:

                          (I) first, concurrently to the Class IA-5, Class IA-6, Class IA-11 and Class IA-12 Bonds, the respective Class IA Lockout Principal Payment Amount for each such Class for such Payment Date, pro rata, based on such respective amounts; provided, however, that all amounts otherwise payable in respect of the Class IA Lockout Principal Payment Amount to the Class IA-12 Bonds on any Payment Date shall be paid first to the Class IA-11 Bonds, until the Class Principal Balance thereof is reduced to zero, and then to the Class IA-12 Bonds;

                          (II) second, the portion of the Group I Senior Principal Payment Amount remaining after payments as described above, concurrently, as follows:

                                  (A)   0.000033148% to the Residual Bonds,
                                        pro rata, the portion of the Group I
                                        Senior Principal Payment Amount for
                                        such

                                        Payment Date remaining after payments as described above, until the Class Principal Balance of each Class of the Residual Bonds has been reduced to zero;

                                  (B)   2.027026429% to Component
                                        IA-1-1, until the Component IA-1-1
                                        Principal Balance has been reduced to
                                        zero; and

                                  (C)   97.972940423% sequentially as
                                        follows:

                                        (1)   first, concurrently as
                                              follows:

                                              (a) 38.937770850% to the Class
                                                  IA-8 Bonds, to the extent
                                                  necessary to reduce the Class
                                                  IA-8 Principal Balance to the
                                                  Planned Principal Balance for
                                                  the Class IA-9-1 and such
                                                  Payment Date; and

                                              (b) 20.354078195% to Component
                                                  IA-9-1, to the extent
                                                  necessary to reduce the
                                                  Component IA-9-1 Principal
                                                  Balance to the Planned
                                                  Principal Balance for
                                                  Component IA-9-1 and such
                                                  Payment Date; and

                                              (c) 40.708150955% sequentially, as
                                                  follows:

                                                  (I) to the Class IA-13 Bonds,
                                                      to the extent necessary to
                                                      reduce the Class IA-13
                                                      Principal Balance to the
                                                      Planned Principal Balance
                                                      for the Class IA-13 Bonds
                                                      and such Payment Date;

                                                 (II) to the Class IA-2 Bonds,
                                                      to  the extent necessary
                                                      to reduce the Class IA-2
                                                      Principal Balance to the
                                                      Planned Principal Balance
                                                      for the Class IA-2 Bonds
                                                      and such Payment Date;

                                                (III) to the Class IA-14 Bonds,
                                                      to the extent necessary to
                                                      reduce the Class IA-14
                                                      Principal Balance to the
                                                      Planned Principal Balance
                                                      for the Class IA-14 Bonds
                                                      and such Payment Date; and

                                        (2)   second, to the extent  necessary
                                              to reduce the aggregate of the
                                              Class Principal Balances of the
                                              Class

                                        IA-3, Class IA-7 and Class IA-15 Bonds
                                        and the Component Principal Balances of
                                        Components IA-9-2 and IA-9-3 of the
                                        Class IA-9 Bonds to the Combined
                                        Targeted Principal Balance for such
                                        Payment Date, sequentially as follows:

                                        (a)      concurrently as follows:

                                                 (i)     36.000000000% to
                                                         Component IA-9-2 to the
                                                         extent necessary to
                                                         reduce the Component
                                                         IA-9-2 Principal
                                                         Balance to the Planned
                                                         Principal Balance for
                                                         Component IA-9-2 and
                                                         such Payment Date;

                                                  (ii)    64.000000000% as
                                                         follows: (A)
                                                         concurrently,
                                                         51.186605982% to the
                                                         Class IA-3 Bonds to the
                                                         extent necessary to
                                                         reduce the Class IA-3
                                                         Principal Balance to
                                                         the Planned Principal
                                                         Balance for the Class
                                                         IA-3 Bonds and such
                                                         Payment Date and
                                                         48.813394018% to reduce
                                                         the Class IA-15
                                                         Principal Balance and
                                                         (B) the remainder to
                                                         the Class IA-15 Bonds
                                                         to the extent necessary
                                                         to reduce the Class
                                                         IA-15 Principal Balance
                                                         to the Planned
                                                         Principal Balance for
                                                         the Class IA-15 Bonds
                                                         and such Payment Date;

                                        (b)       concurrently, 79.999999822% to
                                                  the Class IA-7 Bonds, until
                                                  the Class IA-7 Principal
                                                  Balance has been reduced to
                                                  zero, and 20.000000178% to
                                                  Component IA-9-3 until the
                                                  Component IA- 9-3 Principal
                                                  Balance has been reduced to
                                                  zero;

                                        (c)      concurrently,

                                                   (i)   36.000000000% to
                                                         Component IA-9-2 until
                                                         the Component IA-9-2
                                                         Principal Balance has
                                                         been reduced to zero;
                                                         and

                                                  (ii)   64.000000000% as
                                                         follows: (A)
                                                         concurrently,
                                                         51.186605982% to the
                                                         Class IA-3 Bonds until
                                                         the Class IA-3
                                                         Principal Balance is
                                                         reduced to zero and
                                                         48.813394018% to reduce
                                                         the Class IA-15
                                                         Principal Balance and
                                                         (B) the remainder to
                                                         the Class IA-15 Bonds
                                                         until the Class IA-15
                                                         Principal Balance is
                                                         reduced to zero;

                                        (3)       third, to Component IA-1-2 to
                                                  the extent necessary to
                                                  reduce the Component IA-1-2
                                                  Principal Balance to the
                                                  Component IA-1-2 Targeted
                                                  Principal Balance for such
                                                  Payment Date;

                                        (4)       fourth, to the Class IA-4
                                                  Bonds, until the Class IA-4
                                                  Principal Balance has been
                                                  reduced to zero;

                                        (5)       fifth, concurrently, as
                                                  follows:

                                                  (a)    90.000000000%, as
                                                         provided in paragraphs
                                                         (C)(2)(a)-(c) above;
                                                         and

                                                  (b)    10.000000000% to
                                                         Component IA-1-2 to
                                                         reduce the Component
                                                         IA- 1-2 Principal
                                                         Balance to zero; but
                                                         without regard to the
                                                         Component IA-1-2
                                                         Targeted Principal
                                                         Balance;

                                        (6)       sixth, to Component IA-1-2,
                                                  until the Component IA-1-2
                                                  Principal Balance has been
                                                  reduced to zero; and

                                        (7)       seventh, concurrently as
                                                  follows:

                                                  (a)    38.937770850% to the
                                                         Class IA-8 Bonds, until
                                                         the Class IA-8
                                                         Principal Balance has
                                                         been reduced to zero;

                                                  (b)    20.354078195% to
                                                         Component IA-9-1, until
                                                         the Component IA-9-1
                                                         Principal Balance has
                                                         been reduced to zero;
                                                         and

                                                   (c)   40.708150955%
                                                         sequentially, as
                                                         follows:

                                        (I)       to the Class IA-13 Bonds,
                                                  until the Class IA-13
                                                  Principal Balance has been
                                                  reduced to zero;

                                        (II)      to the Class IA-2 Bonds, until
                                                  the Class IA-2 Principal
                                                  Balance has been reduced to
                                                  zero;

                                        (III)     to the Class IA-14 Bonds,
                                                  until the Class IA-14
                                                  Principal Balance has been
                                                  reduced to zero; and

                          (III) third, to the Class IA-5, Class IA-6, Class IA-11 and Class IA-12 Bonds, the portion of the Group I Senior Principal Payment Amount for such Payment Date remaining, after payments as described above, pro rata (based on Class Principal Balance), until the Class Principal Balances thereof have been reduced to zero; provided, however, that the portion thereof otherwise allocable to the Class IA-12 Bonds on any Payment Date shall first be paid to the Class IA-11 Bonds until the Class Principal Balance thereof is reduced to zero and then to the Class IA-12 Bonds;

                 (iv) fourth, for so long as the Component Principal Balances of each of the Group I Subordinate Components has not been reduced to zero, to Sub-Component IA-1-4I, to the extent of amounts otherwise available to pay the Group I Subordinate Principal Payment Amount (without regard to clause
                          (B) of such definition) on such Payment Date, the sum of (a) with respect to each Group I Discount Loan, principal in an amount equal to the related Sub-Component IA-1-4I Fraction of the related Sub-Component IA-1-4I Losses Payable for such Payment Date and (b) the sum of amounts, if any, by which the Sub-Component IA-1-4I Losses Payable with respect to each Group I Discount Loan for each prior Payment Date exceeded the amount actually paid in respect thereof on each such prior Payment Date and not subsequently paid; provided that any amounts paid in respect of losses pursuant to this paragraph shall not cause a further reduction in the Sub-Component IA-1-4I Principal Balance;

                 (v) fifth, to Component IB-1, accrued and unpaid interest at the Class B-1 Bond Interest Rate on the Component IB-1 Principal Balance;

                 (vi) sixth, to Component IB-1, its pro rata share of the Group I Subordinate Principal Payment Amount;

                 (vii) seventh, to Component IB-2, accrued and unpaid interest at the Class B-2 Bond Interest Rate on the Component IB-2 Principal Balance;

                 (viii) eighth, to Component IB-2, its pro rata share of the Group I Subordinate Principal Payment Amount;

                 (ix) ninth, to Component IB-3, accrued and unpaid interest at the Class B-3 Bond Interest Rate on the Component IB-3 Principal Balance;

                 (x) tenth, to Component IB-3, its pro rata share of the Group I Subordinate Principal Payment Amount;

                 (xi) eleventh, to the Group I Junior Subordinate Components, interest and principal in the same manner as for the Group I Senior Subordinate Components, first to Component IB-4, then to Component IB-5 and then to Component IB-6;

                 (xii) twelfth, to each Group I Subordinate Component in the order of seniority, the remaining portion, if any, of the Available Funds for Group I, up to the amount of unreimbursed Realized Losses previously allocated to such Component, if any, provided payment of any amount pursuant to this paragraph shall not cause a further reduction in the Component Principal Balance of any such Component; and

                 (xiii) thirteenth, as contingent interest to the Class RL Bonds, the remaining portion, if any, of the Available Funds for Group I for such Payment Date.

         (b) Group II Bonds, Sub-Component IA-1-4II and the Class RL Bonds. With respect to the Group II Bonds, Sub-Component IA-1-4II of Component IA-1-4 of the Class IA-1 Bonds and the Class RL Bonds, prior to the Group II Credit Support Depletion Date, to the extent of the Available Funds for such Payment Date for Group II remaining following prior payments, if any, on such Payment
Date:

                 (i) first, to Sub-Component IA-1-4II, the Sub-Component IA-1-4II Discount Mortgage Loan Principal Payment Amount for such Payment Date;

                 (ii) second, to the Group IIA Bonds and the Class IIX Bonds, the Accrued Interest for such Classes of Bonds for the current Payment Date and any unpaid Accrued Interest with respect to previous Payment Dates, pro rata (based on the amount of interest to which each such Class of Bonds is entitled to receive);

                 (iii) third, to the Group IIA Bonds, other than the Class IIA-5 Bonds, as principal, the Group II Senior Principal Payment Amount for such Payment Date to the following Group IIA Bonds in the following order of priority:

                          (a) first, to the Class IIA-6 Bonds, an amount, up to the Class IIA-6 Lockout Principal Payment Amount for such Payment Date, if any, until the Class Principal Balance thereof has been reduced to zero;

                          (b) second, concurrently, until the Class Principal Balance of the Class IIA-1 Bonds is reduced to zero, 87.500000672% to the Class IIA-1 Bonds and 12.499999328% to the Class IIA-4 Bonds;

                          (c)     third, concurrently, until the Class
                                  Principal Balance of the Class IIA-2 Bonds has been reduced to zero, 87.500000000% to the Class IIA-2 Bonds and 12.500000000% to the Class IIA-4 Bonds;

                          (d) fourth, to the Class IIA-3 Bonds, until the Class Principal Balance of the Class IIA-3 Bonds has been reduced to zero; and

                          (e) fifth, to the Class IIA-6 Bonds, until the Class Principal Balance of the Class IIA-6 Bonds has been reduced to zero;

                 (iv) fourth, for so long as the Component Principal Balances of each of the Group II Subordinate Components has not been reduced to zero, to Sub-Component IA-1-4II, to the extent of amounts otherwise available to pay the Group II Subordinate Principal Payment Amount (without regard to clause
                          (B) of such definition) on such Payment Date, the sum of (a) with respect to each Group II Discount Loan, principal in an amount equal to the related Sub-Component IA-1-4II Fraction of the related Sub-Component IA-1-4II Losses Payable for such Payment Date and (b) the sum of amounts, if any, by which the Sub-Component IA-1-4II Losses Payable with respect to each Group II Discount Loan for each prior Payment Date exceeded the amount actually paid in respect thereof on each such prior Payment Date and not subsequently paid; provided, that any amounts paid in respect of losses pursuant to this paragraph shall not cause a further reduction in the Sub-Component IA-1-4II Principal Balance;

                 (v) fifth, to Component IIB-1, accrued and unpaid interest at the Class B-1 Bond Interest Rate on the Component IIB-1 Principal Balance;

                 (vi) sixth, to Component IIB-1, its pro rata share of the Group II Subordinate Principal Payment Amount;

                 (vii) seventh, to Component IIB-2, accrued and unpaid interest at the Class B-2 Bond Interest Rate on the Component IIB-2 Principal Balance;

                 (viii) eighth, to Component IIB-2, its pro rata share of the Group II Subordinate Principal Payment Amount;

                 (ix) ninth, to Component IIB-3, accrued and unpaid interest at the Class B-3 Bond Interest Rate on the Component IIB-3 Principal Balance;

                 (x) tenth, to Component IIB-3, its pro rata share of the Group II Subordinate Principal Payment Amount;

                 (xi) eleventh, to the Group II Junior Subordinate Components, interest and principal in the same manner as for the Group II Senior Subordinate Components, first to Component IIB-4, then to Component IIB-5 and then to Component IIB-6;

                 (xii) twelfth, to each Group II Subordinate Component in the order of seniority, the remaining portion, if any, of the Available Funds for Group II, up to the amount of unreimbursed Realized Losses previously allocated to such Component, if any, provided payment of any amount pursuant to this paragraph shall not cause a further reduction in the Component Principal Balance of any such Component; and

                 (xiii) thirteenth, as contingent interest to the Class RL Bonds, the remaining portion, if any, of the Available Funds for Group II for such Payment Date.

         (c) Subordinate Components. With respect to the Subordinate Components of each Bond Group, notwithstanding the foregoing, on any Payment Date on which the Subordination Level for any Subordinate Component of a Bond Group is less than such percentage as of the Cut-Off Date, the portion of the Group I Subordinate Principal Payment Amount or Group II Subordinate Principal Payment Amount, as applicable, for such Payment Date otherwise allocable to the Subordinate Component or Components in the related Bond Group junior to such Subordinate Component will be allocated to the most senior Subordinate Component of such Bond Group for which the Subordination Level is less than such percentage as of the Cut-Off Date and to the Subordinate Component or Components in the related Bond Group senior thereto, pro rata according to the Component Principal Balances of such Subordinate Components; provided, however, that for purposes of the preceding calculation, Sub-Component IA-1-4II shall be deemed to be included in the Group II Bonds and not in the Group I Bonds .

         (d) On or After Group I Credit Support Depletion Date. On each Payment Date on or after the Group I Credit Support Depletion Date, prior to the acceleration, if any, of the Bonds, payments will be made with respect to the Group I and Residual Bonds, subject, in each case, to the extent of the Available Funds for Group I remaining following prior payments, if any, on such Payment Date as follows:

                 (i) first, to Sub-Component IA-1-4I of the Class IA-1 Bonds, the Sub-Component IA-1-4I Discount Mortgage Loan Principal Payment Amount for such Payment Date;

                 (ii) second, to the Group IA and Class IX Bonds (other than Components IA-1-1 and IA-1-4 of the Class IA-1 Bonds) and the Residual Bonds, the Accrued Interest for such Classes of Bonds for the current Payment Date and any unpaid Accrued Interest with respect to previous Payment Dates, pro rata (based on the amount of interest to which each such Class or Component is entitled to receive) provided, however, that no such payments shall be made to Component IA-1- 2 on or before the Component IA-1-2 Accretion Termination Date or to the Class IA-4 Bonds on or before the Class IA-4 Accretion Termination Date;

                 (iii) third, to the Group IA Bonds (other than the Class IA-10 Bonds and Components IA-1-3 and IA-1-4 of the Class IA-1 Bonds) and the Residual Bonds, the Group I Senior Principal Payment Amount, pro rata according to their respective Class Principal Balances and Component Principal Balances; and

                 (iv) fourth, to the Class RL Bonds, the remaining portion, if any, of the Available Funds for Group I for such Payment Date.

         (e) On or After Group II Credit Support Depletion Date. On each Payment Date on or after the Group II Credit Support Depletion Date, prior to the acceleration if any, of the Bonds, payments will be made with respect to the Group II and Class RL Bonds and Sub-Component IA-1-4II of the Class IA-1 Bonds, subject, in each case, to the extent of the Available Funds for Group II remaining following prior payments, if any, on such Payment Date as follows:

                 (i) first, to Sub-Component IA-1-4II of the Class IA-1 Bonds, the Sub-Component IA-1-4II Discount Mortgage Loan Principal Payment Amount for such Payment Date;

                 (ii) second, to the Group IIA and Class IIX Bonds, the Accrued Interest for such Classes of Bonds for the current Payment Date and any unpaid Accrued Interest with respect to previous Payment Dates, pro rata (based on the amount of interest to which each such Class or Component is entitled to receive);

                 (iii) third, to the Group IIA Bonds (other than the Class IIA-5 Bonds), the Group II Senior Principal Payment Amount, pro rata, according to their respective Class Principal Balances; and

                 (iv) fourth, as contingent interest to the Class RL Bonds, the remaining portion, if any, of the Available Funds for Group II for such Payment Date, as described in the Indenture.

         (f) Class RU Bonds. On each Payment Date, the Trustee shall pay to the Holders of the Class RU Bonds as contingent interest any remaining amounts in the Upper REMIC after all amounts otherwise required to be paid have been so paid which remaining amounts shall not reduce the Class Principal Balance of the Class RU Bonds.

Section 11.      Payment on the Bonds On and After Acceleration.

         On each Payment Date, if the Bonds are declared due and payable pursuant to Section 5.2 of the Indenture, accrued interest on the Bonds shall be paid pro rata in accordance with the amount of unpaid accrued interest and payments of principal on the Outstanding Bonds (other than the Notional Amount Bonds) shall be paid pro rata out of remaining Available Funds for both Loan Groups in repayment first of any unpaid accrued interest on the Bonds and then to repay any previously unpaid Realized Losses allocated to the Bonds, pro rata in accordance with such unpaid Realized Losses.

Section 12.      Allocation of Realized Losses.

         (a) Except for all Excess Losses, Realized Losses with respect to the Group I Loans shall be allocated among the Group I Subordinate Components, Group I and Residual Bonds (i) for Realized Losses allocable to principal (a) first, to Component IB-6 of the Class IB-6 Bonds, until the Component Principal Balance thereof has been reduced to zero, (b) second, to Component IB-5 of the Class IB-5 Bonds, until the Component Principal Balance thereof has been reduced to zero, (c) third, to Component IB-4 of the Class IB-4 Bonds, until the Component Principal Balance thereof has been reduced to zero, (d) fourth, to Component IB-3 of the Class IB-3 Bonds, until the Component Principal Balance thereof has been reduced to zero, (e) fifth, to Component IB-2 of the Class IB-2 Bonds, until the Component Principal Balance thereof has been reduced to zero, (f) sixth, to Component IB-1 of the Class IB-1 Bonds, until the Component Principal Balance thereof has been reduced to zero, and (g) seventh, to the Group IA and Residual Bonds, pro rata, according to their respective Class Principal Balances (or Component Principal Balances, in the case of Component IA-1-1 and IA-1-2 of the Class IA-1 Bonds and all Components of the Class IA-9 Bonds) in reduction of their respective Class Principal or Component Balances, as applicable, provided, however, that if the Realized Loss is recognized with respect to a Group I Discount Loan, the Sub-Component IA-1-4I Fraction of such loss will first be allocated to Sub- Component IA-1-4I and the remainder of such loss will be allocated as described above in this clause (i), and provided further, however, that any such Realized Losses otherwise allocable to the Class IA-1 Bonds (other than Component IA-1-4 of the Class IA-1 Bonds) or to the Class IA-8 Bonds will first be allocated to the Class IA-5 Bonds until the Class Principal Balance thereof has been reduced to zero; and (ii) for Realized Losses allocable to interest (a) first, to Component IB-6 of the Class IB-6 Bonds, in reduction of accrued but unpaid interest thereon and then in reduction of the Component Principal Balance thereof, (b) second, to Component IB-5 of the Class IB-5 Bonds, in reduction of accrued but unpaid interest thereon and then in reduction of the Component Principal Balance thereof, (c) third, to Component IB-4 of the Class IB-4 Bonds, in reduction of accrued but unpaid interest thereon and then in reduction of the Component Principal Balance thereof, (d) fourth, to Component IB-3 of the Class IB-3 Bonds, in reduction of accrued but unpaid interest thereon and then in reduction of the Component Principal Balance thereof, (e) fifth, to Component IB-2 of the Class IB-2 Bonds, in reduction of accrued but unpaid interest thereon and then in reduction of the Component Principal Balance thereof, (f) sixth, to Component IB-1 of the Class IB-1 Bonds, in reduction of accrued but unpaid interest thereon and then in reduction of the Component Principal Balance thereof, and (g) seventh, to the Group IA Bonds (other than Components IA-1-1 and IA-1-4 of the Class IA-1 Bonds), Class IX and Residual Bonds, pro rata, according to accrued but unpaid interest on such Classes of Bonds (or Components) and then pro rata according to their respective Class Principal Balances (or Component Principal Balances in the case of Component IA-1-2 of the Class IA-1 Bonds and all Components of the Class IA-9 Bonds) in reduction of their respective Class Principal or Component Balances, as applicable; provided, however, that any such Realized Losses otherwise allocable to the Class IA-1 Bonds (other than Components IA-1-1 and IA-1-4 of the Class IA-1 Bonds) or to the Class IA-8 Bonds will first be allocated to the Class IA-5 Bonds in reduction of accrued but unpaid interest thereon and then in reduction of the Class Principal Balance of the Class IA-5 Bonds.

         (b) Except for Excess Losses, any Realized Losses with respect to the Group II Loans shall be allocated among the Group II (i) for Realized Losses allocable to principal (a) first, to Component IIB-6 of the Class IIB-6 Bonds, until the Component Principal Balance thereof has been reduced to zero,
(b) second, to Component IIB-5 of the Class IIB-5 Bonds, until the Component Principal Balance thereof has been reduced to zero, (c) third, to Component IIB-4 of the Class IIB-4 Bonds, until the Component Principal Balance thereof has been reduced to zero, (d) fourth, to Component IIB-3 of the Class IIB-3 Bonds, until the Component Principal Balance thereof has been reduced to zero,
(e) fifth, to Component IIB-2 of the Class IIB-2 Bonds, until the Component Principal Balance thereof has been reduced to zero, (f) sixth, to Component IIB-1 of the Class IIB-1 Bonds, until the Component Principal Balance thereof has been reduced to zero, and (g) seventh, to the Group IIA Bonds, pro rata, according to their respective Class Principal Balances in reduction of their respective Class Principal Balances; provided, however, that if the Realized Loss is recognized with respect to a Group II Discount Loan, the Sub-Component IIA-1-4II Fraction of such loss will first be allocated to Sub-Component IIA-1-4II and the remainder of such loss will be allocated as described above in this clause (i); and (ii) for Realized Losses allocable to interest (a) first, to Component IIB-6 of the Class IIB-6 Bonds, in reduction of accrued but unpaid interest thereon and then in reduction of the Component Principal Balance thereof, (b) second, to Component IIB-5 of the Class IIB-5 Bonds, in reduction of accrued but unpaid interest thereon and then in reduction of the Component Principal Balance thereof, (c) third, to Component IIB-4 of the Class IIB-4 Bonds, in reduction of accrued but unpaid interest thereon and then in reduction of the Component Principal Balance thereof, (d) fourth, to Component IIB-3 of the Class IIB-3 Bonds, in reduction of accrued but unpaid interest thereon and then in reduction of the Component Principal Balance thereof, (e) fifth, to Component IIB-2 of the Class IIB-2 Bonds, in reduction of accrued but unpaid interest thereon and then in reduction of the Component Principal Balance thereof, (f) sixth, to the Component IIB-1 of the Class IIB-1 Bonds, in reduction of accrued but unpaid interest thereon and then in reduction of the Component Principal Balance thereof, and (g) seventh, to the Group IIA and Class IIX Bonds, pro rata, according to accrued but unpaid interest on such Classes of Bonds and then pro rata according to their respective Class Principal Balances in reduction thereof.

         (c) Special Hazard Losses on Group I Loans in excess of the Special Hazard Coverage on Group I Loans, Fraud Losses on Group I Loans in excess of the Group I Fraud Coverage, and Bankruptcy Losses on Group I Loans in excess of the Group I Bankruptcy Coverage shall be allocated among the Group I, Residual Bonds and Component Principal Balances of the Subordinate Components in Group I Bonds by Pro Rata Allocation.

         Special Hazard Losses on Group II Loans in excess of the Special Hazard Coverage on Group II Loans, Fraud Losses on Group II Loans in excess of the Group II Fraud Coverage, and Bankruptcy Losses on Group II Loans in excess of the Group II Bankruptcy Coverage shall be allocated among the Group II Bonds by Pro Rata Allocation.

         (d) On each Payment Date, after giving effect to the principal payments and allocations of losses as provided herein (without regard to this paragraph), if the aggregate of the Class Principal Balances of all outstanding Group I Bonds and Residual Bonds and the Component Principal Balances of the Group I Subordinate Components exceeds the aggregate Scheduled Principal Balance of the Group I Loans remaining to be paid at the close of business on the Cut-Off Date, after deduction of (i) all principal payments due on or before the Cut-Off Date in respect of each such Mortgage Loan whether or not paid and (ii) all amounts of principal in respect of each such Mortgage Loan that have been received or advanced and included in the Available Funds for Loan Group I Loans, and all losses in respect of each such Mortgage Loan that have been allocated to Bonds, on such Payment Date or prior Payment Dates, then such excess will be deemed a principal loss and will be allocated to the most junior Group I Subordinate Component until the Component Principal Balance thereof is reduced to zero, then to the next most junior Group I Subordinate Component until the Component Principal Balance thereof is reduced to zero, and so on.

         On each Payment Date, after giving effect to the principal payments and allocations of losses as provided herein (without regard to this paragraph), if the aggregate of the Class Principal Balances of all outstanding Group II Bonds and the Component Principal Balances of the Group II Subordinate Components exceeds the aggregate Scheduled Principal Balance of the Group II Loans remaining to be paid at the close of business on the Cut-Off Date, after deduction of (i) all principal payments due on or before the Cut-Off Date in respect of each such Mortgage Loan whether or not paid and (ii) all amounts of principal in respect of each such Mortgage Loan that have been received or advanced and included in the Available Funds for Group II Loans, and all losses in respect of each such Mortgage Loan that have been allocated to Bonds, on such Payment Date or prior Payment Dates, then such excess will be deemed a principal loss and will be allocated to the most junior Group II Subordinate Components until the Component Principal Balance thereof is reduced to zero, then to the next most junior Group I Subordinate Component until the Component Principal Balance thereof is reduced to zero, and so on.

         (e) Any Realized Loss allocated to a Bond, Component or Sub-component shall be allocated to the Corresponding Class of Lower Tier Interest.

         (f) All payments with respect to a Component or Sub-Component of a Bond will be made to the Holder of such Bond.

Section 13. Transfer of Certificates to Trustee; Deposits to Collection Account; Pledged Accounts.

         (a) The Conventional Certificates shall have been registered in the name of the Trustee or its Qualified Nominee by no later than the Closing Date pursuant to Section 2.12(f) (iii) of the Indenture. The Trustee shall have confirmed in writing on or prior to the Closing Date that it is holding such Conventional Certificates as Trustee.

         (b) The Issuer shall not be required to deposit funds in the Collection Account on the Closing Date.

         (c) A Qualified GIC shall not be granted to the Trustee with respect to the investment of funds in any Pledged Account for the Series 1997-2 Bonds.

Section 14.      Requirements for Issuance of Series 1997-2 Bonds.

         Except as otherwise expressly provided immediately below and elsewhere herein, no additional items shall be required to be delivered to the Trustee pursuant to Sections 2.12(k) and 2.12(n) of the Indenture in connection with the issuance of the Series 1997-2 Bonds:

         (a)     An executed counterpart of the Pooling and Servicing
Agreement.

         (b) A certificate of a vice president of the Loan Sellers, dated as of the Closing Date, certifying that the representations and warranties made by the Loan Sellers in the respective Loan Sale Agreements are true and correct as of the Closing Date.



Section 15.      Calculations with Respect to Underlying Mortgage Loans.

         Calculations with respect to the Mortgage Loans underlying the Conventional Certificates granted as security for the Series 1997-2 Bonds shall be made on a mortgage loan-by-mortgage loan basis to the extent required to determine the amounts to be paid on the Bonds on each Payment Date.

Section 16.      Redemption.

         If on a Bond Redemption Date, the Bond Administrator or the Issuer exercises its rights to purchase the Mortgage Loans pursuant to Section 9.01 of the Pooling and Servicing Agreement, on the immediately following Payment Date the Trustee shall apply the Repurchase Price in effecting a full redemption of the Bonds.

Section 17.      Actions by Trustee as Holder of Conventional Certificates.

         (a) With the consent of the Holders of Series 1997-2 Bonds representing not less than 66-2/3% of the aggregate Principal Balance of all Outstanding Series 1997-2 Bonds, by Act of said Holders delivered to the Issuer and the Trustee, the Issuer, when authorized by an Issuer Resolution, and the Trustee may take any action that by the terms of the Pooling and Servicing Agreement requires the consent of the holder of the Conventional Certificates, including but not limited to: (1) entering into any amendments to the Pooling and Servicing Agreement; (2) removing or consenting to the removal of, and appointing or consenting to the appointment of, a successor Master Servicer; and (3) removing or consenting to the removal of, and appointing or consenting to the appointment of, the Person acting as trustee under the Pooling and Servicing Agreement; provided, however, that no such action shall, without the consent of the Holder of each Outstanding Bond affected thereby:

                 (1) reduce the amount of, or delay the timing of, payments received on its trust estate that are required to be distributed on any Conventional Certificate or change the repurchase price with respect thereto, change any place of payment where, or the coin or currency in which, any Conventional Certificate or any interest thereon is payable, or impair the right to institute suit for the enforcement of the payment of any installment of interest or principal due on any Conventional Certificate or adversely affect the tax consequences to any holder of a Conventional Certificate;

                 (2) change the requirement of the consent of the holders of the Conventional Certificate for any such action pursuant to the Pooling and Servicing Agreement;

                 (3) modify any of the provisions of this Section, except to increase any percentage specified herein; or

                 (4) permit the creation of any lien ranking prior to or on a parity with the trust created by the Pooling and Servicing Agreement with respect to any part of its trust estate or terminate the trust created by the Pooling and Servicing Agreement on any property at any time subject thereto or deprive the Holder of any Bond of the security afforded by the Conventional Certificate;

provided, however, that notwithstanding the foregoing provisions of this Section, Issuer and the Trustee may, without the consent of any Holder of any Series 1997-2 Bonds, consent to the release from or termination of the trust created by the Pooling and Servicing Agreement with respect to any Mortgage Loan when such action by the Issuer and the Trustee is specifically authorized by any other provision of the Indenture, this Series 1997-2 Supplement or the Pooling and Servicing Agreement.

         The Trustee may in its discretion determine whether or not any Series 1997-2 Bonds would be affected by any proposed action and any such determination shall be conclusive upon the Holders of all series 1997-2 Bonds, whether theretofore or thereafter authenticated and delivered hereunder. The Trustee shall not be liable for any such determination made in good faith.

         It shall not be necessary for any Act of Bondholders under this Section to approve the particular form of any written instrument proposed to effect such action, but it shall be sufficient if such Act shall approve the substance thereof.

         Promptly after the execution by the Issuer and the Trustee of any written instrument proposed to effect such action pursuant to this Section, the Issuer shall mail to the Holders of the Series 1997-2 Bonds to which such action relates a notice setting forth in general terms the substance of such action. Any failure of the Issuer to mail such notice, or any defect therein, shall not, however, in any way impair or affect the validity of any such action.

         (b) The Issuer hereby acknowledges and agrees that should the Person acting as trustee under the Pooling and Servicing Agreement demand indemnity satisfactory to it as a condition precedent to taking any action requested by the Trustee, as holder of the Conventional Certificates, the Trustee hereunder shall have no duty or obligation to advance its own funds in fulfillment of such indemnity, but rather may request such indemnity from the Issuer or from the Holders of the Series 1997-2 Bonds.

Section 18.      REMIC Administration.

         (a)     The Trustee shall perform all duties of the Issuer under
Section 4.3 of the Indenture; provided, however, the Bond Administrator shall perform all computations required to be performed hereunder in connection with monthly payments to the Holders. Pursuant to the Pooling and Servicing Agreement, PNC Mortgage Securities Corp. has agreed to serve as Bond Administrator. The Trustee shall make elections to treat the Lower REMIC and Upper REMIC as REMICs under the Code and, if necessary, under applicable state law. Such elections will be made on Forms 1066 or other appropriate federal tax or information return or any appropriate state return for the taxable year ending on the last day of the calendar year in which the Bonds are issued. For the purposes of the REMIC elections in respect of the Trust Estate, each Class of Bonds having no Components (other than the Class RL and Class RU Bonds), each Component (other than the Component IA-1-4) and each Sub-Component shall be designated as the "regular interests" and the Class RU Bonds shall be designated as the sole class of "residual interest" in the Upper REMIC. The Lower Tier Interests shall be designated as the "regular interests" and the Class RL Bonds shall be designated as the sole class of "residual interest" in the Lower REMIC. The Trustee shall not permit the creation of any "interests" in the Trust Estate (within the meaning of Section 860G of the Code) other than the interests represented by the Lower REMIC Interests and the Bonds (including the Components and Sub-Components).

         (b) The Closing Date is hereby designated as the "Startup Day" of each of the Lower REMIC and Upper REMIC within the meaning of Section 860G(a)(9) of the Code.

         (c) The Trustee shall pay out of its own funds, without any right of reimbursement from the Trust Estate, any and all expenses relating to any tax audit of the Trust Estate (including, but not limited to, any professional fees or any administrative or judicial proceedings with respect thereto that involved the Internal Revenue Service or state tax authorities), other than the expense of obtaining any tax related Opinion of Counsel not obtained in connection with such an audit and other than taxes, in either case except as specified in the Pooling and Servicing Agreement. The holder of the largest Percentage Interest of the Class RU Bonds shall be the tax matters person of the Upper REMIC and the holder of the largest Percentage Interest of the Class RL Bonds shall be the tax matters person of the Lower REMIC, in each case in the manner provided under Treasury Regulations Section 1.860F- 4(d) and Temporary Treasury Regulations Section 301.6231(a)(7)-1 and the Trustee is hereby irrevocably designated and shall serve as attorney-in-fact and agent for any such Persons that are tax matters persons. The Trustee, as designated by the tax matters persons, shall (i) act on behalf of the Upper REMIC and Lower REMIC in relation to any tax matter or controversy involving either the Upper REMIC or the Lower REMIC and (ii) represent the Upper REMIC and Lower REMIC in any administrative or judicial proceeding relating to an examination or audit by any governmental taxing authority with respect thereto. To the extent authorized under the Code and the regulations promulgated thereunder, the Issuer hereby irrevocably appoints and authorizes the Trustee to be its attorney-in-fact for purposes of signing any Tax Returns required to be filed on behalf of the REMICs.

         (d) The Trustee shall prepare or cause to be prepared, sign and file all of the Tax Returns in respect of each Series 1997-2 REMIC, other than Tax Returns required to be filed by a Master Servicer pursuant to the Pooling and Servicing Agreement. The expenses of preparing and filing such returns shall be borne by the Trustee without any right of reimbursement therefor. The Trustee shall cause the first federal income tax return of each Series 1997-2 REMIC to include the information required by Treasury Regulation Section 1.860D-1(d)(2) and Treasury Regulation Section 1.860F- 4(b)(2).

         (e) The Trustee shall perform on behalf of the Trust Estate all reporting and other tax compliance duties that are the responsibility of the Trust Estate under the Code, REMIC Provisions or other compliance guidance issued by the Internal Revenue Service or any state or local taxing authority. Among its other duties, as required by the Code, the REMIC Provisions or other such compliance guidance, the Trustee shall provide (i) to any Transferor of a Class RU or a Class RL Bond such information as is necessary for the application of any tax relating to the transfer of a Class RU or a Class RL Bond to any Person who is not a Permitted Transferee, (ii) to Bondholders such information or reports as are required by the Code or the REMIC Provisions including reports relating to interest, original issue discount and market discount or premium (using the Prepayment Assumption) and (iii) to the Internal Revenue Service the name, title, address and telephone number of the person who will serve as the representative of the Trust Estate. In addition, the Issuer Administrator shall provide or cause to be provided to the Trustee, within ten
(10) days after the Closing Date, all information or data that the Trustee reasonably determines to be relevant for tax purposes as to the valuations and issue prices of the Bonds, including, without limitation, the price, yield, and prepayment assumption of the Bonds. The Prepayment Assumption for the purposes of Section 4.3(b)(iv) of the Indenture is the Prepayment Assumption as defined in Section 11 hereof.

         (f) The Trustee shall take such action and shall cause the Trust Estate created hereunder to take such action as shall be necessary to create or maintain the status of each Series 1997-2

REMIC as REMICs under the REMIC Provisions. The Trustee shall not take any action, cause either the Upper REMIC or the Lower REMIC to take any action or fail to take (or fail to cause to be taken) any action that, under the REMIC Provisions, if taken or not taken, as the case may be, could (i) endanger the status of the either the Upper REMIC or the Lower REMIC as a REMIC or (ii) result in the imposition of a tax upon the Trust Estate (including but not limited to the tax on prohibited transactions as defined in Section 860F(a)(2) of the Code and the tax on contributions to a REMIC set forth in Section 860G(d) of the Code) (either such event, an "Adverse REMIC Event") unless the Trustee has received an Opinion of Counsel (at the expense of the party seeking to take such action but in no event shall such Opinion of Counsel be an expense of the Trustee) to the effect that the contemplated action will not, with respect to either the Upper REMIC or the Lower REMIC created hereunder, endanger such status or result in the imposition of such a tax. The Trustee shall cause the Master Servicers not to take or fail to take any action (whether or not authorized hereunder) as to which the Trustee has received an Opinion of Counsel (which such Opinion of Counsel shall not be an expense of the Trustee) to the effect that an Adverse REMIC Event could occur with respect to such action. At all times as may be required by the Code, the Trustee will take no action, nor permit any such action, that it knows will cause substantially all of the assets of the Trust Estate to not consist of "qualified mortgages" as defined in Section 860G(a)(3) of the Code and "permitted investments" as defined in Section 860G(a)(5) of the Code.

         (g) In the event that any tax is imposed on "prohibited transactions" of either the Upper REMIC or the Lower REMIC created hereunder as defined in Section 860F(a)(2) of the Code, on "net income from foreclosure property" of either the Upper REMIC or the Lower REMIC as defined in Section 860G(c) of the Code, on any contributions to either the Upper REMIC or the Lower REMIC after the Startup Day therefor pursuant to Section 860G(d) of the Code, or any other tax is imposed by the Code or any applicable provisions of state or local tax laws, such tax shall be charged (i) to the Trustee pursuant to Section 17(m) hereof, if such tax arises out of or results from a breach by the Trustee of any of its obligations hereunder, (ii) to the applicable Master Servicer pursuant to the Pooling and Servicing Agreement, if such tax arises out of or results from a breach by such Master Servicer of any of its obligations under the Pooling and Servicing Agreement, or otherwise (iii) Available Funds.

         (h) On or before April 15 of each calendar year, commencing April 15, 1998, the Trustee shall deliver to each Master Servicer and each Rating Agency a certificate from a Responsible Officer of the Trustee stating the Trustee's compliance with this Section 18.

         (i) The Trustee shall, for federal income tax purposes, maintain books and records with respect to the Trust Estate on a calendar year and on an accrual basis.

         (j) The Trustee shall not permit the acquisition of any assets by either the Upper REMIC or the Lower REMIC unless it shall have received an Opinion of Counsel (which such Opinion of Counsel shall not be an expense of the Trustee) to the effect that the inclusion of such assets in either the Upper REMIC or the Lower REMIC will not cause either the Upper REMIC or the Lower REMIC to fail to qualify as a REMIC at any time that any Bonds are outstanding or subject either the Upper REMIC or the Lower REMIC to any tax under the REMIC Provisions or other applicable provisions of federal, state and local law or ordinances.

         (k) The Trustee shall not enter into any arrangement by which either the Upper REMIC or the Lower REMIC will receive a fee or other compensation for services nor permit either of such REMICs to receive any income from assets other than "qualified mortgages" as defined in Section 860G(a)(3) of the Code or "permitted investments" as defined in Section 860G(a)(5) of the Code.

         (l) Solely for purposes of satisfying Section 1.860G-1(a)(4)(iii) of the Treasury Regulations, the "latest possible maturity date" of each regular interest in the Lower REMIC and Upper REMIC would be reduced to zero is the Payment Date occurring in November 2027.

         (m) The Trustee agrees to indemnify the Trust Estate, the Issuer, the Bond Administrator, and the Master Servicers for any taxes and costs including, without limitation, any reasonable attorneys' fees imposed on or incurred by the Trust Estate, the Issuer or the Master Servicers, as a result of a breach of the Trustee's covenants set forth in Section 18 hereof provided that the Trustee shall not indemnify the Bond Administrator for any taxes or costs arising out of the Bond Administrator's breach of its duties under
Section 18(c) hereof.

         (n) The Lower Tier Interests shall be issued as non-certificated interests. The Trustee shall be the sole holder of the Lower Tier Interests, which shall not be transferable under any circumstances. The Class RL Bonds shall be issued in fully registered certificated form and shall be executed and authenticated as provided herein. Principal of and interest on the Lower Tier Interests shall be allocated to the Corresponding Classes of Bonds in the manner set forth in the following table.

 Lower Tier        Initial Lower        Lower Tier       Corresponding Class of       Stated
 Interest          Tier Balance         Interest         Bonds or Components          Maturity Date
                                        Rate %
-------------------------------------------------------------------------------------------------------
                                                         Interest        Principal
-------------------------------------------------------------------------------------------------------
 LTIA-1-1               12,368,998      None             0               IA-1-1       November 25, 2027

 LTIA-1-2              138,125,000      7.400            IA-1-2          IA-1-2       November 25, 2027

 LTIA-1-3                       (1)     7.2500           IA-1-3          0            November 25, 2027

 LTIA-1-4I               1,591,028      None             0               IA-1-4I      November 25, 2027

 LTIA-1-4II                894,711      None             0               IA-1-4II     November 25, 2027

 LTIA-2                 39,100,200      6.6000           IA-2            IA-2         November 25, 2027

 LTIA-3                 15,745,000      6.5000           IA-3            IA-3         November 25, 2027

 LTIA- 4                 7,750,000      7.4000           IA-4            IA-4         November 25, 2027

 LTIA-5                 11,580,000      7.2500           IA-5            IA-5         November 25, 2027

 LTIA-6                 70,008,075      7.2500           IA-6            IA-6         November 25, 2027

 LTIA-7                179,804,570      7.0000           IA-7            IA-7         November 25, 2027

 Lower Tier        Initial Lower        Lower Tier       Corresponding Class of       Stated
 Interest          Tier Balance         Interest         Bonds or Components          Maturity Date
                                        Rate %
-------------------------------------------------------------------------------------------------------
                                                         Interest        Principal
-------------------------------------------------------------------------------------------------------
 LTIA-8                 57,324,965      7.4000           IA-8            IA-8         November 25, 2027

 LTIA-9                101,445,224      9.0000           IA-9-1          IA-9-1       November 25, 2027
                                                         IA-9-2          IA-9-2
                                                         IA-9-3          IA-9-3
                                                         IA-10

 LTIA-11                31,440,000      7.2500           IA-11           IA-11        November 25, 2027

 LTIA-12                37,917,363      7.2500           IA-12           IA-12        November 25, 2027

 LTIA-13                10,696,500      6.6000           IA-13           IA-13        November 25, 2027

 LTIA-14                10,134,654      6.6000           IA-14           IA-14        November 25, 2027

 LTIA-15                31,416,600      6.5000           IA-15           IA-15        November 25, 2027

 LTIX                           (2)     7.2500           IX              0            November 25, 2027

 LTIIA-1                65,076,568      7.0000           IIA-1           IIA-1        November 25, 2027

 LTIIA-2                22,456,000      7.0000           IIA-2           IIA-2        November 25, 2027

 LTIIA-3                10,951,000      7.2500           IIA-3           IIA-3        November 25, 2027

 LTIIA-4                12,504,652      9.0000           IIA-4           IIA-4        November 25, 2027
                                                         IIA-5
 LTIIA-6                19,585,000      7.2500           IIA-6           IIA-6        November 25, 2027

 LTIIX                          (3)     7.2500           IIX             0            November 25, 2027

 LTIB-1                 24,010,101      7.2500           IB-1            IB-1         November 25, 2027

 LTIIB-1                 2,890,917      7.2500           IIB-1           IIB-1        November 25, 2027

 LTIB-2                  8,003,367      7.2500           IB-2            IB-2         November 25, 2027

 LTIIB-2                 1,376,627      7.2500           IIB-2           IIB-2        November 25, 2027

 LTIB-3                  4,802,020      7.2500           LTIB-3          LTIB-3       November 25, 2027

 LTIIB-3                   757,145      7.2500           LTIIB-3         LTIIB-3      November 25, 2027

 LTIB-4                  2,401,010      7.2500           LTIB-4          LTIB-4       November 25, 2027

 LTIIB-4                   412,988      7.2500           LTIIB-4         LTIIB-4      November 25, 2027

 LTIB-5                  2,401,010      7.2500           LTIB-5          LTIB-5       November 25, 2027

 LTIIB-5                   344,156      7.2500           LTIIB-5         LTIIB-5      November 25, 2027

 LTIB-6                  2,401,011      7.2500           LTIB-6          LTIB-6       November 25, 2027

 Lower Tier        Initial Lower        Lower Tier       Corresponding Class of       Stated
 Interest          Tier Balance         Interest         Bonds or Components          Maturity Date
                                        Rate %
-------------------------------------------------------------------------------------------------------
                                                         Interest        Principal
-------------------------------------------------------------------------------------------------------
 LTIIB-6                   412,992      7.2500           LTIIB-6         LTIIB-6      November 25, 2027

 LTR-U                         100      7.2500           RU              RU           November 25, 2027


(1) LTIA-1-3 has a Notional Amount equal to the Component IA-1-3 Notional
    Amount.

(2) LTIX has a Notional Amount equal to the Class IX Notional Amount.

(3) LTIIX has a Notional Amount equal to the class IIX Notional Amount.

Section 19.      Form of Series 1997-2 Bonds; Matters Relating to Book Entry
Bonds.

         (a) The Series 1997-2 Bonds shall be in the respective forms attached hereto as Exhibits A-1 through A-8. If the Series 1997-2 Bonds are listed on any stock exchange at any time after the Closing Date, then the Issuer shall, if required as a condition to such listing, prepare and deliver to the Trustee Series 1997-2 Bonds in substantially the same form as the Series 1997-2 Bonds issued on the Closing Date, but with such other additional features and such modifications, if any, as shall be deemed by the Issuer to be necessary or appropriate in order to comply with the requirements of such stock exchange for the listing of the Series 1997-2 Bonds on such exchange. Series 1997-2 Bonds in the form issued on the Closing Date shall thereafter be exchangeable for Series 1997-2 Bonds in such revised form to the same extent as temporary Bonds are exchangeable for definitive Bonds pursuant to Section 2.6 of the Indenture. The Issuer shall also include in the Series 1997-2 Bonds of any Class any information required to be set forth therein pursuant to the Code and applicable regulations thereunder.

         (b) Each Class of Book Entry Bonds will be issued in the form of a single typewritten bond certificate (each, a "DTC Certificate") to be delivered to the Clearing Agency by the Issuer substantially in the respective forms for each such Class of Bonds attached as exhibits hereto. The DTC Certificate for each such Class of Bonds shall be initially registered on the Bond Register in the name of the nominee of such Clearing Agency and no Beneficial Owner will receive a certificate representing its interests in any Class of Book Entry Bonds except in the event that the Trustee issues Definitive Bonds, as provided in Section 2.14 of the Indenture. Pursuant to the Letter Agreement, while each Class of the Book Entry Bonds remains outstanding and such Clearing Agency remains the Holder, it will agree to make book-entry transfers among the Clearing Agency Participants and receive and transmit payments of principal of, and interest on, the Book Entry Bonds until and unless the Trustee authenticates and delivers Definitive Bonds to the Beneficial Owners of the Book Entry Bonds or their nominees, as described in Section 2.14 of the Indenture.

         (c) Prior to Book Entry Termination, each Class of Book Entry Bonds will remain registered in the name of the Clearing Agency or its nominee and at all times: (i) registration of the Book Entry Bonds may not be transferred by the Trustee or the Bond Registrar except to another

Clearing Agency; (ii) the Clearing Agency shall maintain book entry records with respect to the Beneficial Owners and with respect to ownership and transfers of such Book Entry Bonds; (iii) ownership and transfers of registration of the Book Entry Bonds on the books of the Clearing Agency shall be governed by applicable rules established by the Clearing Agency; (iv) the Clearing Agency may collect its usual and customary fees, charges and expenses from its Clearing Agency Participants; (v) the Trustee shall deal with the Clearing Agency, Clearing Agency Participants and indirect participating firms as representatives of the Beneficial owners of the Book Entry Bonds for purposes of exercising the rights of holders under the Indenture, and requests and directions for and votes of such representatives shall not be deemed to be inconsistent if they are made with respect to different Beneficial Owners; and
(vi) the Trustee may rely and shall be fully protected in relying upon information furnished by the Clearing Agency with respect to its Clearing Agency Participants and furnished by the Clearing Agency Participants with respect to indirect participating firms and their direct or indirect Beneficial Owners.

Section 20.      The Bond Administrator and the Trustee.

         The Bond Administrator, pursuant to the Pooling and Servicing Agreement, will provide the Certificate Trustee who will provide the Trustee with certain information concerning the Mortgage Loans underlying the Conventional Certificates. The Trustee shall not be required to recompute, verify or recalculate the information supplied to it by the Issuer or the Bond Administrator and may conclusively rely and shall be protected in relying on the accuracy of all such information in performing its duties and responsibilities hereunder.

Section 21.      Supplements, Modifications and Ratifications of Indenture.

         (a) The Trustee will be required to mail, in each year when required by the TIA, to all Bondholders a brief report relating to its eligibility and qualifications to continue as the Trustee under the Indenture, any amounts advanced by it under the Indenture, the amount, interest rate and maturity date of certain indebtedness owing by the Issuer to it in the Trustee's commercial capacity, the property and funds physically held by the Trustee as such, any release or substitution of property subject to the lien of the Indenture which has not been previously reported, any additional Series of Bonds not previously reported and any action taken by the Trustee which materially affects the Series 1997-2 Bonds and which has not been previously reported.

         (b) Any references in the Indenture to "the Trust Estate securing a Series as a REMIC" are hereby deemed to refer to "each Series REMIC as REMIC".

         (c) References to "Residual Interest Holders" in the Indenture are hereby deemed to refer to the Holders of the Class RU and Class RL Bonds with respect to the related Series REMIC.

         (d)     For purposes of clause (y) of the first paragraph of Section
4.1 of the Indenture, the final distribution of assets in each REMIC after all Bonds have received all required principal and interest payments shall be made as follows: (i) in the case of an optional redemption pursuant to Section 16 of this Series 1997-2 Supplement with respect to the Lower REMIC, to the purchaser of the Mortgage Loans, and with respect to the Upper REMIC, to the Class RU Bonds and (ii) in all other cases to the Class RU and Class RL Bonds pursuant to this Series 1997-2 Supplement.

         (e)     For purposes of Section 5. 8 of the Indenture, Clause Second
(b), interest shall be paid to the twenty- fifth day before the date fixed for payment in Section 5.8 in the case of all Classes and Components of Bonds, except that interest shall be paid on the Floater Bonds and Inverse Floater Bonds to the date fixed for payment.

         (f) For purposes of Section 5.8 of the Indenture, Clause Fifth, subclause (ii), the remaining assets included in each Series REMIC shall be paid to the Class RU and Class RL Bonds to the extent such assets remain in the Upper REMIC or Lower REMIC, respectively.

         (g) For purposes of Section 8.2(d) of the Indenture, assets released from the Indenture pursuant to such Section and payable to the Residual Interest shall be paid to the Class RU and Class RL Bonds to the extent such assets remain in the Upper REMIC or Lower REMIC, respectively.

         (h) Section 1.1 of the Indenture is hereby amended to restate subsection (x) of the definition of "Eligible Investments" as follows:

                 (x) any other demand, money market or time deposit obligation, security or investment which is acceptable to each of the Rating Agencies as confirmed in writing by each such Rating Agency.

         (i) The Indenture as modified and supplemented by this Series 1997-2 Supplement with respect to the Series 1997-2 Bonds (but which modification and supplement shall not apply to any other Series of Bonds unless otherwise specified in the related Series Supplement) is in all respects ratified and confirmed, and the Indenture as so modified and supplemented by this Series 1997-2 Supplement shall be read, taken and construed as one and the same instrument.

         (j) Section 2.15(b) of the Indenture shall not apply to transfers of the Class IA-1, Class B-4, Class B-5 or Class B-6 Bonds. The following provisions shall apply to such Bonds in lieu of Section 2.15(b) of the
Indenture:

                 (1) Except as provided in Section 21(j)(2), no transfer, sale, pledge or other disposition of a Class B-4 Security, Class B-5 Security, or Class B-6 Security, shall be made unless such transfer, sale, pledge or other disposition is exempt from the registration requirements of the Bonds Act of 1933, as amended (the "Act"), and any applicable state securities laws or is made in accordance with said Act and laws. In the event that a transfer of a Class B-4 Security, Class B-5 Security, or Class B-6 Security is to be made under this
         Section 21(j)(1), (i) except with respect to sales by the Initial Purchaser, the Issuer may direct the Trustee to require an Opinion of Counsel acceptable to and in form and substance satisfactory to the Trustee and the Issuer that such transfer shall be made pursuant to an exemption, describing the applicable exemption and the basis therefor, from said Act and laws or is being made pursuant to said Act and laws, which Opinion of Counsel shall not be an expense of the Trustee, the Issuer or the Master Servicer, provided that such Opinion of

          Counsel will not be required in connection with the initial transfer of any such Security by the Issuer or any affiliate thereof, to an affiliate of the Issuer or the Initial Purchaser and (ii) the Trustee shall require the transferee to execute a representation letter, substantially in the form of Exhibit C-1 hereto, and the Trustee shall require the transferor to execute a representation letter, substantially in the form of Exhibit C-2 hereto, each acceptable to and in form and substance satisfactory to the Issuer and the Trustee
          certifying   to the Issuer and the Trustee the facts surrounding such
          transfer, which representation letters shall not be an expense of the Trustee, the Issuer or the Master Servicer; provided however that such representation letters will not be required in connection with any transfer of any such Security by the Issuer to an affiliate of the Issuer, or the Initial Purchaser and the Trustee shall be entitled to conclusively rely upon a representation (which, upon the request of the Trustee, shall be a written representation) from the Issuer of the status of such transferee as an affiliate of the Issuer. Any such
          Bondholder (other than the Initial Purchaser) desiring   to effect
          such transfer shall, and does hereby agree to, indemnify the Trustee, the Issuer, the Loan Seller and the Master Servicer against any liability that may result if the transfer is not so exempt or is not
          made in   accordance with such applicable federal and state laws.

                    (2) Transfers of Class IA-1, Class B-4, Class B-5 and Class B-6 Bonds may be made in accordance with this Section 21(j)(2) if the prospective transferee of a Security provides the Trustee and the Issuer with an investment letter substantially in the form of Exhibit C-3 attached hereto, which investment letter shall not be an expense of the Trustee or the Issuer, and which investment letter states that, among other things, such transferee is a "qualified institutional buyer" as defined under Rule 144A. Such transfers shall be deemed to have complied with the requirements of Section 21(j)(1) hereof; provided, however, that no Transfer of any of the Bonds may be made pursuant to this Section 2(c) by the Issuer. Any such Bondholder desiring to effect such transfer shall, and does hereby agree to, indemnify the Trustee and the Issuer against any liability that may result if the transfer is not so exempt or is not made in accordance with such applicable federal and state laws.

          (k) The references to Exhibit D in the Indenture shall instead be to Exhibit C-1 or Exhibit C-3.

          (1) Any references in the Indenture to "Administrator" are hereby deemed to refer to the applicable Master Servicer under the Pooling and Servicing Agreement. Any references to the "Pooling and Administration Agreement" in the Indenture are hereby deemed to refer to the "Pooling and Servicing Agreement." The following definitions in Section 1.1 of the Indenture shall not be applicable to the Series 1997-2 Bonds: "Bankruptcy Coverage Termination Date", "Bankruptcy Loss", "Bankruptcy Loss Amount", "Business Day", "Conventional Certificate Prepayment Reserve Amount", "Cross-over Date", "Debt Service Reduction", "Deficient Valuation", "Excess Bankruptcy Loss", "Excess Fraud Loss", "Excess Special Hazard Loss", "Expense Reserve Amount", "Fraud Loss", "Fraud Loss Amount", "Fraud Loss Coverage Termination Date", "Manager", "Net Interest Shortfall", "Net Liquidation Proceeds", "Realized Losses", "Reinvestment Income", "Remittance Date", "Reserve Interest Rate", "Special Hazard Loss", "Special Hazard Loss Amount", "Special Hazard Coverage Termination Date", and "Variable Rate Bond Redemption Price". Under Section 2.3 of the Indenture, the Bond Administrator shall determine the interest applicable to each Class of Variable Rate Bonds instead of the Trustee. In Section 3.3 of the Indenture the last sentence shall be amended to read as follows "The Trustee may adopt and employ, at the expense of the Bond Administrator, any reasonable means of notification of such repayment (including but not limited to, mailing notice of such repayment to Holders whose Bonds have been called but have not been surrendered for redemption or whose right to or interest in moneys due and payable but not claimed is determinable from the records of the Trustee or any Agent, at the last address of record for each such Holder)." Section 6.7 of the Indenture shall be completely restated as follows "The Trustee shall be compensated and reimbursed for its expenses pursuant to the provisions of the Pooling and Servicing Agreement." Section 8.9 of the Indenture shall not apply.

Section 22.      Counterparts.

         This Series 1997-2 Supplement may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all of such counterparts shall together constitute but one and the same instrument.

SECTION 23.      GOVERNING LAW.

         AS PROVIDED IN SECTION 11.13 OF THE INDENTURE, THIS SERIES SUPPLEMENT AND EACH SERIES 1997-2 BOND ISSUED HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO AGREEMENTS MADE AND TO BE PERFORMED THEREIN.

Section 24.      Notices.

         (a) All demands, notices and communications hereunder shall be in writing and shall be deemed to have been duly given if delivered personally or by telecopy or mailed by registered mail, postage prepaid, to (a) in the case of the Issuer, 2711 North Haskell Avenue, Suite 1000, Dallas, Texas 75204,
Attention: Julie A. Moore, Telecopy No. (214) 874-2599, Confirmation No. (214) 874-2501, and (b) in the case of the Trustee, 180 East Fifth Street, St. Paul, Minnesota 55101, Attention: Christina Hatfield, Telecopy No. (612) 244-0010, Confirmation No. (612) 244-4300, or such other address or telecopy number as may hereafter be furnished by any of the parties hereto, in writing, to the other parties hereto. Unless otherwise specified herein, any notice required or permitted to be mailed to a Bondholder shall be given by registered mail, postage prepaid, at the address of such holder as shown. Any notice so mailed within the time prescribed herein shall be conclusively presumed to have been duly given, whether or not the Bondholder receives such notice.

         (b) The Trustee shall as soon as practicable notify the Rating Agencies in writing of the following circumstances:

                  (i) any amendment to the Indenture or this supplement pursuant to Section 9.1 or 9.2 of the Indenture, in which case the Trustee shall accompany such notice with a copy of the executed supplemental indenture effecting such amendment;

                  (ii) the occurrence of an Event of Default and the action, if any, taken as a consequence thereof;

                 (iii) the resignation or removal of the Trustee and the appointment of any successor Trustee;

                 (iv)     the final Payment Date on the Bonds; and

                 (v)      each Payment Date Statement.

The Issuer shall, as soon as practicable, notify the Rating Agencies of the appointment of any successor Trustee pursuant to Section 6.10 of the Indenture in the event that the resigning or removed Trustee is unable so to do. All notices to the Rating Agencies under this Section 24 shall be deemed to have been duly given if mailed by registered mail, postage prepaid, or express courier service, to (a) in the case of S&P, Standard & Poor's Ratings Group, 25 Broadway, New York, New York 10004, Attention: Residential Mortgage Department and (b) in the case of Duff & Phelps Credit Rating Co., 55 East Monroe Street, Chicago, Illinois 60603, Attention: Structured Finance Group. Failure to give any notice as required by this clause (b) of Section 24 shall not constitute a breach hereof by any party hereto.

         IN WITNESS WHEREOF, the Issuer and the Trustee have caused this Series 1997-2 Supplement to be duly executed by their respective officers thereunto duly authorized and duly attested in the case of the Issuer to be hereunto affixed all as of the day and year first above written.

                                     CMC SECURITIES CORPORATION IV


                                     By:
                                         ---------------------------------
                                         Name:    Wade Walker
                                         Title:   Vice President-Asset
                                                  and Liability Management


Attest:
        ----------------------------
         Name:   David Barbour
         Title:  Assistant Secretary



                                     U.S. BANK NATIONAL ASSOCIATION,
                                     as Trustee


                                     By:
                                        ----------------------------------
                                        Name: Christina Hatfield
                                        Title:   Vice President





Series Supplement - Signature Page

STATE OF TEXAS            )
                          )       : ss.:
COUNTY OF DALLAS          )


         On the ____ day of October, 1997, before me personally came WADE WALKER, to me known, who, being by me duly sworn, did depose and say that he resides at Dallas, Texas; that he is the Vice President--Asset and Liability Management of CMC SECURITIES CORPORATION IV, the corporation that executed the above instrument as Issuer; and that he signed his name thereto by order of the Board of Directors of said corporation.

         IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.



[NOTARY SEAL]                                   ------------------------------
                                                        Notary Public



STATE OF TEXAS            )
                          )       : ss.:
COUNTY OF DALLAS          )

         On the ____ day of October, 1997, before me personally came Christina Hatfield, to me known, who, being by me duly sworn did depose and say that she resides at St. Paul, Minnesota; that she is Vice President of U.S. BANK NATIONAL ASSOCIATION, the national banking association described in and that executed the above instrument as Trustee; and that she signed her name thereto by order of the Board of Directors of said national banking association.

         IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.



[NOTARY SEAL]                                   ------------------------------
                                                        Notary Public





Series Supplement - Signature Page